UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-06324

Exact name of registrant as specified in charter:
Delaware Group® Global & International Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders

Annual report Delaware International Value Equity Fund Delaware Emerging Markets Fund Delaware Global Value Fund November 30, 2010 International equity mutual funds
This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund.

The figures in the annual report for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund prospectus contains this and other important information about the Funds. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware International Funds at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Portfolio management review	1
Performance summaries	10
Disclosure of Fund expenses	20
Country and sector allocations	23
Statements of net assets	29
Statements of operations	50
Statements of changes in net assets	52
Financial highlights	58
Notes to financial statements	86
Report of independent registered public accounting firm	103
Other Fund information	104
Board of trustees/directors and officers addendum	106
About the organization	116

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware International Value Equity Fund	December 7, 2010

Performance preview (for the year ended November 30, 2010)
Delaware International Value Equity Fund (Class A shares)	1-year return	+	3.60%
MSCI EAFE Index (gross)	1-year return	+	1.55%
MSCI EAFE Index (net)	1-year return	+	1.11%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Value Equity Fund, please see the table on page 10.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Developed international equity markets were modestly stronger over the Fund’s fiscal year as many investors struggled to forecast the strength and durability of an unusually tepid and uneven global economic recovery. General market strength coupled with relatively high volatility in much of Asia (including Japan) as well as in several European markets. Offsetting weakness was most apparent in the euro zone.
  Overall, the Fund’s fiscal year was a time of significant volatility as concerns about sovereign debt in Greece and other nations on the periphery of the euro zone triggered a steep selloff in the late spring and early summer. When the European Union and International Monetary Fund eventually came to Greece’s rescue, the bull market in equities resumed and subsequently accelerated after the U.S. Federal Reserve disclosed further plans to buy more Treasury debt.

  As the Fund’s fiscal year drew to a close, however, markets pulled back significantly as the euro zone coped with a reprise debt in Ireland. The potential for “contagion” — most notably in Portugal and Spain — sparked selling in late November 2010 and a return to the risk-averse mindset that characterized the earlier euro zone crisis. The ongoing liquidity and solvency problems in Europe were aftershocks of the 2008 – 09 global financial upheaval and represented a secular shift in excessive indebtedness from the private to the public sector. Around the same time that contagion was once again consuming investors’ attention, markets grew concerned about geopolitical unrest on the Korean peninsula and the potential for additional monetary tightening in China, where inflation had surpassed the government’s target range.

  Emerging market stocks rose sharply during the fiscal year on a rising tide of global liquidity. (Though the Fund invests primarily in developed markets, it held between 10% and 15% of its assets in emerging markets during the fiscal year.) Countries, companies, and currencies whose fortunes are closely tied to commodity prices were the prime beneficiaries of easy money policies world-wide amid robust demand for basic materials and precious metals, especially from China and India. The value of dollar-denominated commodities such as copper and gold also were boosted by apparent attempts by the Federal Reserve to weaken the U.S. dollar and thus “reflate” the U.S. economy.

Portfolio management review
Delaware International Value Equity Fund

Performance

Although the Fund’s relative performance benefited from certain sector allocations, including an underweight to financial companies and corresponding overweight positions in technology, industrial, and consumer discretionary stocks, individual security selection was the main source of the Fund’s outperformance during the period.

For example, the Fund benefited from its holding in Tomkins Plc., a U.K.-based engineering group that was bought in July for $4.4 billion by Canada’s largest private equity firm along with the Canadian Pension Plan Investment Board. Autoliv, a Swedish manufacturer of airbags and other automotive safety systems, also contributed to the Fund’s relative performance. The company enjoys a position in its industry that we consider to be dominant. It has outsized profit margins and a global revenue base. In addition, the Fund’s holdings in Bayerische Motoren Werke (BMW) did well, as the company benefited from the phasing out of European government support for lower-end automobiles, the timing of its new-model rollout, and the emergence of China as fast-growing consumer of high-end automobiles. As of this writing, we continue to hold Autoliv and BMW in the Fund, albeit at reduced levels.

Meanwhile, the Fund’s holdings in Toyota detracted from performance. Toyota’s competitive position was weakened by the strong yen at the same time that its sales were undercut by the well-publicized recall of several models due to sticking accelerator pedals. Though the Toyota brand has been tarnished, we continue to hold shares in the Fund because we believe the company has a strong competitive position and long-term earnings potential.

The French-domiciled cement manufacturer Lafarge also detracted from performance due to weak demand in North America and Europe, and rising competitive pressures in key Middle East and African markets. As one of the three largest players in the global cement industry, we continue to view Lafarge shares favorably, especially given the company’s pricing flexibility and management’s expertise in managing assets. Finally, the Italy-based defense contractor Finmeccanica detracted from Fund performance as well. Finmeccanica underperformed despite what we considered a healthy new-order book and solid margins. We believe the company’s stock is being restrained by widespread investor skepticism over the latent impact of the euro zone’s sovereign debt crisis on future government spending.

Outlook

We believe that global economic growth rates in the early stages of the new expansion could lag previous recoveries. Unlike the typical business cycle, in which overinvestment leads to inflationary pressure, monetary tightening, and subsequent falloff in demand and compression of profits, the most recent downturn was essentially driven by credit. The expansion of financial leverage that fueled economic activity during much of the last 10 years, in our view, is unlikely to be repeated in the near term. While the magnitude and duration of the deleveraging process now under way is impossible to know, the inevitable unwinding of high government and household debt levels could remain a headwind on economic activity during the foreseeable future, especially in developed markets.

At the same time, and in sharp contrast to the 1990s, a number of emerging markets have worked to put their economic houses in sound working order. Demographic trends also are significantly more favorable in emerging markets than in their richer counterparts. Of course, those governments must deal with issues related to the unbalanced nature of global growth, which manifests itself in rapid inflows of money seeking higher returns in a low-yield world. Still, we value the higher level of corporate governance and transparency typically found in developed countries. We are therefore attracted to companies domiciled in developed countries that maintain significant market presence in the emerging world.

It is also important to note that below-trend economic growth in the United States, Europe, and Japan does not necessarily translate into unfavorable equity market conditions or poor corporate performance.

To that end earnings to us generally reflected that many international companies have performed well in recent quarters despite soggy economic conditions. Guided by painful memories of overinvestment during the dot-com mania of the mid- to late-1990s, many companies were more circumspect during the 2001–2007 expansion, choosing to conserve cash and minimize leverage. In general, this led to balance sheets that we considered to be in unusually pristine condition coming out of the financial crisis of 2008.

We believe the disconnect between weak macroeconomic conditions and strong corporate performance may be a fertile environment for the Fund’s bottom-up focus on individual company characteristics. As always, we continue to seek businesses that we believe generate high levels of free cash flow, are positioned to grow their earnings by expanding market share, and enjoy sufficient geographic diversity to exploit the world’s stronger secular growth trends where they exist.

Portfolio management review
Delaware Emerging Markets Fund	December 7, 2010

Performance preview (for the year ended November 30, 2010)
Delaware Emerging Markets Fund (Class A shares)	1-year return	+	15.42%
MSCI Emerging Markets Index (gross)	1-year return	+	15.65%
MSCI Emerging Markets Index (net)	1-year return	+	15.34%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Emerging Markets Fund, please see the table on page 13.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Continuing a pattern of relative outperformance that began as world stock markets bottomed in March 2009, emerging equity markets soundly beat their developed-economy counterparts during the Fund’s fiscal year. The emerging market asset class benefited from rising commodity prices, abundant liquidity, historically low interest rates, a moderately weak dollar, large fund inflows, and a global economic recovery. Equity markets in Indonesia, Thailand, Malaysia, Argentina, Chile, Columbia, and Mexico were especially strong, while Chinese stocks were pressured by the government’s stop-and-start attempts to rein in a credit boom that continues to affect the real estate sector.

The MSCI Emerging Market Index soared between mid-May, when the Greek sovereign debt crisis was resolved, and early November, when a similar crisis flared in Ireland. During this period, the U.S. Federal Reserve announced plans to fend off deflation and potentially boost the pace of U.S. economic growth — by extension, bolstering the global economy — with a second round of quantitative easing, or buying of Treasury debt. Acting as leveraged plays on global growth, emerging markets responded with a robust rally. Prices corrected in November 2010, however, as a new sovereign debt crisis arose in the euro zone and Chinese inflation exceeded government targets. Investors also were unnerved by a North Korean artillery attack on a South Korean island.

Besides the traditionally “high-beta” nature of emerging markets (that is, their relatively higher volatility), which is generally a positive quality in a global bull market, there were three key factors for strong performance:
  Although emerging market stocks characteristically retained their elevated level of volatility, the group benefited from below-average levels of fiscal distress and above-average levels of economic growth relative to the developed world. In sharp contrast to the 1990s, when developed nations nursed several key emerging economies back to health following currency and fiscal crisis, emerging markets have functioned as the world’s economic lifeboat in the aftermath of the global financial crisis of 2008–2009.

  With relatively low levels of government and household debt, developing economies did not face the headwind of private and public sector deleveraging that continues to restrain growth and employment in the United States, Europe, and Japan. Banks in emerging markets also escaped the financial crisis in relatively pristine condition because the housing bubble — with the notable exception of China — was mainly a developed-market phenomenon.
  Growth was particularly strong in China, India, and other developing economies in Asia. However, Chinese officials continued grappling with the consequences of unbalanced global economic activity, including rising domestic inflation and repeated calls from the U.S. that China allow its currency, the renminbi, to appreciate at a faster rate.
Performance

On an individual security level, the Malaysia-based property developer UEM Land Holdings contributed to the Fund’s relative performance. We believe the company’s key asset — a land bank in the Ishkandar Development Region of southern Johor — has good growth potential given its close proximity to land-strapped Singapore. The Malaysian and Singaporean governments formally pledged to cooperate in developing the region, and further progress has been made since that agreement was signed. Sise Cam, a Turkish conglomerate with operations in the flat glass and glass packaging sectors, was also a strong contributor to the Fund’s returns. The company has benefitted from the strong rebound in economic growth in Turkey due to its exposure to that country’s construction, auto manufacturing, and consumer sectors.

Conversely, the Fund’s holdings in Shanda Games detracted from performance after the company gave weak earnings guidance early in the Fund’s fiscal year. A provider and operator of online games, the subdued near-term outlook was caused in part by rising costs associated with the introduction of new features and enhancements to existing products and to a decline in per-user revenue. We remain optimistic about the company’s longer-term prospects, however, and used periods of weakness to add to the Fund’s holdings at what we viewed as favorable prices.

Cemex, the Mexico-based global cement company, performed poorly during the fiscal year largely due to the slower-than-expected economic recovery in key markets, particularly the U.S., as well as continued investor concerns about its high balance sheet leverage. The Fund’s holdings in China Unicom also lagged overall performance as many investors appeared to take a wait-and-see attitude toward the mobile telephone sector’s ongoing transition to new technologies.

Outlook

While we believe emerging markets are likely to retain their historically elevated level of volatility compared with stocks in developed nations, we also believe that the convergence of several secular trends has the potential to support prices going forward. In particular, the gradual evolution of large middle classes seems likely to have highly positive implications for economic growth, and for companies that benefit from increased consumer spending. In addition, we believe increased global trade should generally help most emerging markets, many of which retain significant competitive advantages over their higher-cost rivals in developed economies. We also expect further progress toward financial transparency, which could bolster investor confidence in the asset class. Finally, it appears to us that governments in most developing nations have learned from their past mistakes and are determined to keep their financial houses in sound working order.

Portfolio management review
Delaware Emerging Markets Fund

Naturally, there are concerns as well. The powerful rally in emerging market stocks over the last 18 months has pushed overall valuations to levels above those found in developed markets. Although we believe emerging markets stocks are still not prohibitively expensive, they are no longer inexpensive. In addition, several countries — most notably China — face difficult choices in dealing with economic overheating and the rapid inflows of money seeking higher yields. Despite having made enormous progress in creating more flexible financial systems, defusing these troublesome issues will probably not be easy, especially given the likelihood of continued imbalances in the pace of economic growth between developed and emerging economies. Finally, tepid demand in rich countries, coupled with rising currencies in developing markets, could restrain export growth over the near term.

Despite these concerns, we believe the longer-term outlook appears favorable, both on a macroeconomic level and for individual companies (which we believe is especially important, given our bottom-up approach to stock selection). We remain committed to seeking high-quality business franchises with above-average growth potential whose shares trade at meaningful discounts to our estimates of their intrinsic value.

Delaware Global Value Fund	December 7, 2010

Performance preview (for the year ended November 30, 2010)
Delaware Global Value Fund (Class A shares)	1-year return	+	4.53%
MSCI World Index (gross)	1-year return	+	6.52%
MSCI World Index (net)	1-year return	+	5.98%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Value Fund, please see the table on page 16.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Global equity markets finished higher during the Fund’s fiscal year as solid returns in Asia, Canada, and the United Kingdom offset weakness in Italy, France, and Spain.
  Overall, the Fund’s fiscal year was a time of significant volatility as concerns about sovereign debt in Greece and other nations on the periphery of the euro zone triggered a steep selloff in the late spring and early summer. When the European Union and International Monetary Fund eventually came to Greece’s rescue, the bull market in equities resumed and subsequently accelerated after the U.S. Federal Reserve disclosed further plans to boost the American economy by buying Treasury debt.

  As the Fund’s fiscal year drew to a close, however, markets pulled back significantly as the euro zone coped with a reprise debt crisis in Ireland. The potential for contagion — most notably in Portugal and Spain — sparked selling in late November 2010 and a return to the risk-averse mindset that characterized the earlier euro zone crisis. The ongoing liquidity and solvency problems in Europe were aftershocks of the 2008–2009 global financial upheaval and represented a secular shift in excessive indebtedness from the private to the public sector. Around the same time that “contagion” was once again consuming investors’ attention, markets grew concerned about geopolitical unrest on the Korean peninsula and the potential for additional monetary tightening in China, where inflation had surpassed the government’s target range.

  Emerging market stocks rose sharply during the fiscal year on a rising tide of global liquidity. (Though the Fund invests primarily in developed markets, it held between 5% and 10% of its assets in emerging markets during the fiscal year.) Countries, companies, and currencies whose fortunes are closely tied to commodity prices were the prime beneficiaries of easy money policies world-wide amid robust demand for basic materials and precious metals, especially from China and India. The value of dollar- denominated commodities such as copper and gold also were boosted by apparent attempts by the Federal Reserve to weaken the U.S. dollar and thus “reflate” the U.S. economy.
Performance

As always, the Fund’s sector, industry, country, and region are a result of our focus on bottom-up stock picking, not top-down macroeconomic forecasting. Overall, sector allocation contributed to relative performance over the fiscal year, due to an overweight position in industrials and consumer

Portfolio management review
Delaware Global Value Fund

discretionary and an underweight position in financials. Although stock selection was strong in Canada and the U.K. it was offset by weaker stock selection in France, Italy and the United States. Country allocation was a net positive, especially in several Asian markets, while our overweight allocation to France detracted from Fund performance. In general, currency had a negative effect, due to the Fund’s overweight position in the euro and underweight exposure to the yen.

The Fund benefited from its holding in Tomkins Plc., a U.K.-based engineering group that was bought in July for $4.4 billion by Canada’s largest private equity firm along with the Canadian Pension Plan Investment Board. Autoliv, a Swedish manufacturer of airbags and other automotive safety systems, also contributed to the Fund’s relative performance. The company enjoys a dominant position in its industry, outsized profit margins, and a global revenue base. HTC benefited from faster-than-expected adoption of Android smartphones in the market and from the arrival of the cell phone replacement cycle. The company has increased efforts to develop market awareness especially in the U.S., expand its scale of production, accelerate new product launches, and reduce costs and expenses.

ITG detracted from the Fund’s performance for the year. The company offers a broad range of security trading services for active institutional equity managers. We believe company management has handled the decrease in U.S. equity fund flows in 2010 well. Cost cutting and improved international operations have substantially reduced the impact from lower U.S. market volumes. In our view, ITG appears well positioned for a positive turn in U.S. fund flows with over 50% of the balance sheet in net cash.

UniCredit is one of the largest banking groups in Europe. Unicredit’s underperformance appears to have been due more to the lack of positive news than to specific, identifiable factors. We believe the stock suffered from an undeserved overreaction to the scare thrown into the European financial markets by Greece’s fiscal crisis during the period. Although UniCredit does not operate in Greece, it does have operations in other countries in Southeastern Europe (and Turkey). We believe Unicredit is diversified by both geography and product offerings. We continue to hold the bank in the Fund because we believe its process of capital strengthening is expected to be completed, its nonperforming loans have likely peaked, economic stabilization and growth opportunities are proceeding, and cost-cutting and efficiency measures are under way.

The French-domiciled cement manufacturer Lafarge also detracted from performance due to weak demand in North America and Europe, and rising competitive pressures in key Middle East and African markets. As one of the three largest players in the global cement industry, we continue to view LaFarge shares favorably, especially given the company’s pricing flexibility and management’s expertise in managing assets.

Outlook

We believe that global economic growth rates in the early stages of the new expansion could lag previous recoveries. Unlike the typical business cycle, in which overinvestment leads to inflationary pressure, monetary tightening, and subsequent falloff in demand and compression of profits, the most recent downturn was essentially driven by credit. The expansion of financial leverage that fueled economic activity during much of the last 10 years, in our view, is unlikely to be repeated in the near term. While the magnitude and duration of the deleveraging process now under way is impossible to know, the inevitable unwinding of high government and household debt levels could remain a headwind on economic activity during the foreseeable future, especially in developed markets.

At the same time, and in sharp contrast to the 1990s, a number of emerging markets have worked to put their economic houses in sound working order. Demographic trends also are significantly more favorable in emerging markets than in their richer counterparts. Of course, those governments must deal with issues related to the unbalanced nature of global growth, which manifests itself in rapid inflows of money seeking higher returns in a low-yield world. Still, we value the higher level of corporate governance and transparency typically found in developed countries. We are therefore attracted to companies domiciled in developed countries that maintain significant market presence in the emerging world.

It is also important to note that below-trend economic growth in the United States, Europe, and Japan does not necessarily translate into unfavorable equity market conditions, or poor corporate performance. To that end, earnings to us generally reflected that many companies performed well despite soggy economic conditions. Guided by painful memories of overinvestment during the dot-com mania of the mid- to late- 1990s, many companies have been more circumspect during the 2001–2007 expansion, choosing to conserve cash and minimize leverage. In general, this led to balance sheets that were considered to be in unusually pristine condition coming out of the financial crisis of 2008.

We believe the disconnect between weak macroeconomic conditions and strong corporate performance has created a fertile environment for the Fund’s bottom-up focus on individual company characteristics. As always, we continue to seek businesses that have historically generated high levels of free cash flow, seem positioned to grow their earnings by expanding market share, and enjoy sufficient geographic diversity to potentially benefit from the world’s stronger secular growth trends where they exist.

Performance summaries
Delaware International Value Equity Fund	November 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Nov. 30, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 31, 1991)
Excluding sales charge	+3.60%	+1.28%	+4.77%	n/a
Including sales charge	-2.40%	+0.09%	+4.15%	n/a
Class B (Est. Sept. 6, 1994)
Excluding sales charge	+2.86%	+0.56%	+4.18%	n/a
Including sales charge	-1.14%	+0.28%	+4.18%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+2.87%	+0.58%	+4.04%	n/a
Including sales charge	+1.87%	+0.58%	+4.04%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+3.32%	+1.09%	n/a	+7.31%
Including sales charge	+3.32%	+1.09%	n/a	+7.31%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+3.93%	+1.58%	+5.08%	n/a
Including sales charge	+3.93%	+1.58%	+5.08%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 10 through 12.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 30, 2010, through March 30, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.35% of the Fund’s average daily net assets from March 30, 2010, through March 30, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.78%	2.48%	2.48%	2.08%	1.48%
(without fee waivers)
Net expenses	1.65%	2.35%	2.35%	1.85%	1.35%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries
Delaware International Value Equity Fund

Performance of a $10,000 investment
Average annual total returns from Nov. 30, 2000, through Nov. 30, 2010

For period beginning Nov. 30, 2000, through Nov. 30, 2010	Starting value	Ending value
Delaware International Value Equity Fund —
Class A Shares	$9,425	$15,026
MSCI EAFE Index (gross)	$10,000	$14,082
MSCI EAFE Index (net)	$10,000	$13,513

The chart assumes $10,000 invested in the Fund on Nov. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 10 through 12.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Nov. 30, 2000.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class B	DEIEX	245914700
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403

Delaware Emerging Markets Fund	November 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Nov. 30, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	+15.42%	+12.38%	+18.28%	n/a
Including sales charge	+8.75%	+11.05%	+17.59%	n/a
Class B (Est. June 10, 1996)
Excluding sales charge	+14.47%	+11.54%	+17.58%	n/a
Including sales charge	+10.47%	+11.31%	+17.58%	n/a
Class C (Est. June 10, 1996)
Excluding sales charge	+14.51%	+11.54%	+17.42%	n/a
Including sales charge	+13.51%	+11.54%	+17.42%	n/a
Class R (Est. Aug. 31, 2009)
Excluding sales charge	+15.03%	n/a	n/a	+23.24%
Including sales charge	+15.03%	n/a	n/a	+23.24%
Institutional Class (Est. June 10, 1996)
Excluding sales charge	+15.69%	+12.66%	+18.59%	n/a
Including sales charge	+15.69%	+12.66%	+18.59%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 13 through 15.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Performance summaries
Delaware Emerging Markets Fund

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 30, 2010, through March 30, 2011.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 30, 2010, through March 30, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.75% of the Fund’s average daily net assets from March 30, 2010, through March 30, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.98%	2.68%	2.68%	2.28%	1.68%
(without fee waivers)
Net expenses	1.93%	2.68%	2.68%	2.18%	1.68%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Average annual total returns from Nov. 30, 2000, through Nov. 30, 2010

For period beginning Nov. 30, 2000, through Nov. 30, 2010	Starting value	Ending value
Delaware Emerging Markets Fund — Class A Shares	$9,425	$50,530
MSCI Emerging Markets Index (gross)	$10,000	$43,009
MSCI Emerging Markets Index (net)	$10,000	$41,770

The chart assumes $10,000 invested in the Fund on Nov. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 13 through 15.

The chart also assumes $10,000 invested in the MSCI Emerging Markets Index as of Nov. 30, 2000.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class B	DEMBX	245914833
Class C	DEMCX	245914825
Class R	DEMRX	245914569
Institutional Class	DEMIX	245914817

Performance summaries
Delaware Global Value Fund	November 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Nov. 30, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 19, 1997)
Excluding sales charge	+4.53%	+1.62%	+6.28%	n/a
Including sales charge	-1.47%	+0.43%	+5.65%	n/a
Class B (Est. Sept. 28, 2001)
Excluding sales charge	+3.70%	+0.90%	n/a	+7.34%
Including sales charge	-0.30%	+0.59%	n/a	+7.34%
Class C (Est. Sept. 28, 2001)
Excluding sales charge	+3.70%	+0.88%	n/a	+7.24%
Including sales charge	+2.70%	+0.88%	n/a	+7.24%
Institutional Class (Est. Dec. 19, 1997)
Excluding sales charge	+4.86%	+1.90%	+6.54%	n/a
Including sales charge	+4.86%	+1.90%	+6.54%	n/a

Class R shares had not commenced operations as of Nov. 30, 2010.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 16 through 18.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 30, 2010, through March 30, 2011.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 30, 2010, through March 30, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.30% of the Fund’s average daily net assets from March 30, 2010, through March 30, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	2.09%	2.79%	2.79%	2.39%	1.79%
(without fee waivers)
Net expenses	1.55%	2.30%	2.30%	1.80%	1.30%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries
Delaware Global Value Fund

Performance of a $10,000 investment
Average annual total returns from Nov. 30, 2000, through Nov. 30, 2010

For period beginning Nov. 30, 2000, through Nov. 30, 2010	Starting value	Ending value
Delaware Global Value Fund — Class A Shares	$9,425	$17,322
MSCI World Index (gross)	$10,000	$12,494
MSCI World Index (net)	$10,000	$11,891

The chart assumes $10,000 invested in the Fund on Nov. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 16 through 18.

The chart also assumes $10,000 invested in the MSCI World Index as of Nov. 30, 2000.

The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DABAX	245914718
Class B	DABBX	245914692
Class C	DABCX	245914684
Institutional Class	DABIX	245914676

Disclosure of Fund expenses
For the six-month period from June 1, 2010 to November 30, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2010 to November 30, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware International Value Equity Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/10	11/30/10	Expense Ratio	6/1/10 to 11/30/10*
Actual Fund return
Class A	$1,000.00	$1,135.40	1.65%	$8.83
Class B	1,000.00	1,131.20	2.35%	12.56
Class C	1,000.00	1,131.30	2.35%	12.56
Class R	1,000.00	1,133.90	1.85%	9.90
Institutional Class	1,000.00	1,136.90	1.35%	7.23
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.65%	$8.34
Class B	1,000.00	1,013.29	2.35%	11.86
Class C	1,000.00	1,013.29	2.35%	11.86
Class R	1,000.00	1,015.79	1.85%	9.35
Institutional Class	1,000.00	1,018.30	1.35%	6.83

Delaware Emerging Markets Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/10	11/30/10	Expense Ratio	6/1/10 to 11/30/10*
Actual Fund return
Class A	$1,000.00	$1,180.30	1.86%	$10.17
Class B	1,000.00	1,176.30	2.61%	14.24
Class C	1,000.00	1,175.70	2.61%	14.24
Class R	1,000.00	1,178.90	2.11%	11.53
Institutional Class	1,000.00	1,181.50	1.61%	8.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,015.74	1.86%	$9.40
Class B	1,000.00	1,011.98	2.61%	13.16
Class C	1,000.00	1,011.98	2.61%	13.16
Class R	1,000.00	1,014.49	2.11%	10.66
Institutional Class	1,000.00	1,017.00	1.61%	8.14

Disclosure of Fund expenses

Delaware Global Value Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/10	11/30/10	Expense Ratio	6/1/10 to 11/30/10*
Actual Fund return
Class A	$1,000.00	$1,114.10	1.55%	$8.21
Class B	1,000.00	1,110.10	2.30%	12.17
Class C	1,000.00	1,110.10	2.30%	12.17
Institutional Class	1,000.00	1,116.50	1.30%	6.90
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.55%	$7.84
Class B	1,000.00	1,013.54	2.30%	11.61
Class C	1,000.00	1,013.54	2.30%	11.61
Institutional Class	1,000.00	1,018.55	1.30%	6.58

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Country and sector allocations
Delaware International Value Equity Fund	As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	99.27%
Australia	1.72%
Brazil	3.85%
Canada	6.25%
China/Hong Kong	12.15%
Finland	1.53%
France	19.61%
Germany	6.42%
Italy	6.05%
Japan	11.25%
Luxembourg	1.12%
Netherlands	0.88%
Singapore	1.61%
Spain	3.92%
Sweden	5.12%
Switzerland	4.33%
Taiwan	4.59%
United Kingdom	8.87%
Discount Note	0.02%
Securities Lending Collateral	19.31%
Total Value of Securities	118.60%
Obligation to Return Securities Lending Collateral	(19.78%)
Receivables and Other Assets Net of Liabilities	1.18%
Total Net Assets	100.00%

Country and sector allocations
Delaware International Value Equity Fund

Common Stock by Sector	Percentage of net assets
Consumer Discretionary	18.37%
Consumer Staples	11.85%
Energy	5.85%
Financials	11.41%
Healthcare	6.10%
Industrials	18.82%
Information Technology	12.20%
Materials	6.93%
Telecommunication Services	5.97%
Utilities	1.77%
Total	99.27%*

* Only includes common stock.

Delaware Emerging Markets Fund	As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	91.84%
Argentina	1.97%
Australia	0.31%
Brazil	12.47%
China/Hong Kong	17.30%
Hungary	1.23%
India	1.69%
Indonesia	0.43%
Israel	0.60%
Kingdom of Bahrain	0.18%
Malaysia	2.69%
Mexico	3.92%
Peru	0.58%
Philippines	0.38%
Poland	1.88%
Republic of Korea	10.15%
Russia	7.12%
South Africa	6.76%
Taiwan	6.23%
Thailand	2.51%
Turkey	2.31%
United Kingdom	1.42%
United States	9.71%
Participation Notes	0.04%
Preferred Stock	4.77%
Rights	0.05%
Discount Note	1.65%
Securities Lending Collateral	16.28%
Total Value of Securities	114.63%
Obligation to Return Securities Lending Collateral	(16.31%)
Receivables and Other Assets Net of Liabilities	1.68%
Total Net Assets	100.00%

Country and sector allocations
Delaware Emerging Markets Fund

Commons Stock, Participation Notes, Preferred Stock and Rights by Sector	Percentage of net assets
Consumer Discretionary	4.15%
Consumer Staples	9.22%
Energy	15.25%
Financials	15.93%
Industrials	3.82%
Information Technology	17.04%
Materials	15.68%
Telecommunication Services	11.16%
Utilities	4.45%
Total	96.70%*

* Includes common stock, participation notes, preferred stock and rights.

Delaware Global Value Fund	As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	99.96%
Australia	0.97%
Brazil	1.72%
Canada	2.96%
China/Hong Kong	6.77%
Finland	0.72%
France	10.60%
Germany	3.26%
Italy	3.19%
Japan	5.36%
Luxembourg	0.53%
Netherlands	0.48%
Singapore	0.90%
Spain	2.45%
Sweden	2.94%
Switzerland	2.43%
Taiwan	3.33%
United Kingdom	4.21%
United States	47.14%
Securities Lending Collateral	13.36%
Total Value of Securities	113.32%
Obligation to Return Securities Lending Collateral	(13.80%)
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%

Country and sector allocations
Delaware Global Value Fund

Common Stock by Sector	Percentage of net assets
Consumer Discretionary	17.36%
Consumer Staples	9.60%
Energy	5.71%
Financials	15.27%
Healthcare	6.28%
Industrials	16.91%
Information Technology	17.86%
Materials	4.86%
Telecommunication Services	5.40%
Utilities	0.71%
Total	99.96%*

* Only includes common stock.

Statements of net assets
Delaware International Value Equity Fund	November 30, 2010

		Number of shares	Value (U.S. $)
Common Stock – 99.27%Δ
Australia – 1.72%
	Coca-Cola Amatil	518,331	$5,527,948
			5,527,948
Brazil – 3.85%
	Petroleo Brasileiro ADR	181,400	5,311,392
*	Vale ADR	223,800	7,089,984
			12,401,376
Canada – 6.25%
†	CGI Group Class A	948,063	14,869,766
*	TELUS	115,750	5,254,700
			20,124,466
China/Hong Kong – 12.15%
*	Chaoda Modern Agriculture Holdings	8,132,000	6,527,978
	CNOOC	3,210,000	6,908,474
	Esprit Holdings	565,524	2,722,050
*†	Sohu.com	116,100	8,060,823
*	Techtronic Industries	7,182,000	7,794,876
	Yue Yuen Industrial Holdings	1,963,500	7,095,724
			39,109,925
Finland – 1.53%
	Nokia	532,131	4,921,324
			4,921,324
France – 19.61%
*	Alstom	134,540	5,535,086
*	AXA	350,384	5,018,036
	Compagnie de Saint-Gobain	123,286	5,513,627
*	Lafarge	96,661	5,261,454
*	PPR	24,583	3,905,218
*	Publicis Groupe	76,675	3,425,808
	Sanofi-Aventis	100,352	6,083,703
	Teleperformance	278,505	8,296,142
*	Total	136,401	6,621,485
	Vallourec	67,695	6,412,217
*	Vivendi	291,174	7,090,320
			63,163,096

Statements of net assets
Delaware International Value Equity Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Germany – 6.42%
Bayerische Motoren Werke	100,675	$7,571,119
Deutsche Post	383,922	6,202,435
Metro	96,106	6,885,151
		20,658,705
Italy – 6.05%
Finmeccanica	600,370	6,777,414
Parmalat	2,822,533	7,020,771
UniCredit	2,938,917	5,681,147
		19,479,332
Japan – 11.25%
Asahi Glass	565,900	6,292,701
* Don Quijote	238,900	6,884,342
* ITOCHU	816,660	7,563,491
* Mitsubishi UFJ Financial Group	1,357,357	6,436,337
Toyota Motor	233,600	9,055,547
		36,232,418
Luxembourg – 1.12%
* ArcelorMittal	114,717	3,616,251
		3,616,251
Netherlands – 0.88%
Koninklijke Philips Electronics	105,214	2,845,021
		2,845,021
Singapore – 1.61%
Singapore Airlines	443,873	5,179,621
		5,179,621
Spain – 3.92%
Banco Santander	620,945	5,919,840
Telefonica	315,809	6,707,553
		12,627,393
Sweden – 5.12%
* Autoliv	49,400	3,626,948
* Meda Class A	875,294	6,551,105
Nordea Bank	632,463	6,311,108
		16,489,161

	Number of shares	Value (U.S. $)
Common Stock (continued)
Switzerland – 4.33%
* Aryzta	163,735	$6,935,487
Novartis	131,570	7,006,631
		13,942,118
Taiwan – 4.59%
Chunghwa Telecom ADR	139,995	3,375,279
HTC	412,800	11,419,090
		14,794,369
United Kingdom – 8.87%
@ Greggs	772,850	5,277,516
National Grid	645,371	5,699,238
Rexam	1,354,526	6,355,604
Standard Chartered	273,464	7,365,612
Vodafone Group	1,553,629	3,875,658
		28,573,628
Total Common Stock (cost $324,658,109)		319,686,152

	Principal
	amount (U.S. $)
≠Discount Note – 0.02%
Federal Home Loan Bank 0.07% 12/1/10	$59,000	59,000
Total Discount Note (cost $59,000)		59,000

Total Value of Securities Before Securities
Lending Collateral – 99.29% (cost $324,717,109)		319,745,152

	Number of shares
Securities Lending Collateral** – 19.31%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	1,311,229	1,274,252
Delaware Investments Collateral Fund No. 1	60,912,716	60,912,716
@†Mellon GSL Reinvestment Trust II	1,475,413	0
Total Securities Lending Collateral
(cost $63,699,358)		62,186,968

Statements of net assets
Delaware International Value Equity Fund

Total Value of Securities – 118.60%
(cost $388,416,467)	$381,932,120 ©
Obligation to Return Securities
Lending Collateral** – (19.78%)	(63,699,358)
Receivables and Other Assets
Net of Liabilities – 1.18%	3,814,687
Net Assets Applicable to 27,857,545
Shares Outstanding – 100.00%	$322,047,449

Net Asset Value – Delaware International Value Equity Fund
Class A ($130,864,723 / 11,312,802 Shares)	$11.57
Net Asset Value – Delaware International Value Equity Fund
Class B ($7,669,902 / 673,894 Shares)	$11.38
Net Asset Value – Delaware International Value Equity Fund
Class C ($43,619,815 / 3,837,983 Shares)	$11.37
Net Asset Value – Delaware International Value Equity Fund
Class R ($3,127,700 / 271,402 Shares)	$11.52
Net Asset Value – Delaware International Value Equity Fund
Institutional Class ($136,765,309 / 11,761,464 Shares)	$11.63

Components of Net Assets at November 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$528,016,660
Undistributed net investment income	2,917,518
Accumulated net realized loss on investments	(202,348,304)
Net unrealized depreciation of investments and foreign currencies	(6,538,425)
Total net assets	$322,047,449

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 24 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
@	Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $ 5,277,516, which represented 1.64% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $59,711,417 of securities loaned.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware International Value Equity Fund
Net asset value Class A (A)	$11.57
Sales charge (5.75% of offering price) (B)	0.71
Offering price	$12.28

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of net assets
Delaware Emerging Markets Fund	November 30, 2010

		Number of shares	Value (U.S. $)
Common Stock – 91.84%Δ
Argentina – 1.97%
@†	Cresud ADR	936,869	$17,622,506
†#	Grupo Clarin Class B 144A GDR	353,200	3,457,757
@	IRSA Inversiones y Representaciones ADR	358,400	5,748,736
@*	Pampa Energia ADR	95,300	1,656,314
			28,485,313
Australia – 0.31%
@†	Alara Resources	200,833	51,004
*	Alumina ADR	500,000	3,800,000
	†Strike Resources	1,618,461	549,975
			4,400,979
Brazil – 12.47%
@	AES Tiete	597,480	7,357,888
	Banco Bradesco ADR	400,000	8,024,000
	Banco Santander Brasil ADR	1,450,000	18,922,500
*	Brasil Foods ADR	710,000	10,820,400
*	Braskem ADR	161,000	3,456,670
	Centrais Eletricas Brasileiras	1,791,671	23,495,441
	Cyrela Brazil Realty Empreendimentos e Participacoes	700,000	8,857,143
*†	Fibria Celulose ADR	600,000	9,168,000
†	Hypermarcas	200,000	3,163,848
	Itau Unibanco Holding ADR	329,200	7,680,236
	Petroleo Brasileiro SA ADR	1,250,000	40,550,000
*	Petroleo Brasileiro SP ADR	1,000,000	29,280,000
*	Tim Participacoes ADR	170,000	5,467,200
	Triunfo Participacoes e Investmentos	109,600	555,988
*	Vale ADR	105,000	3,326,400
			180,125,714
China/Hong Kong – 17.30%
*†	51job ADR	118,300	6,002,542
†	Alibaba.com	4,178,500	6,935,800
	Bank of China Class H	17,000,000	9,074,788
*†	Bitauto Holdings ADR	102,988	1,323,396
	China Construction Bank Class H	8,102,000	7,293,079
*	China Mobile ADR	1,000,000	49,849,999
*	China Petroleum & Chemical ADR	60,000	5,570,400
	China Telecom	7,234,000	3,621,030
*	China Unicom Hong Kong	7,998,979	10,765,720

		Number of shares	Value (U.S. $)
Common Stock (continued)
China/Hong Kong (continued)
*	China Unicom Hong Kong ADR	628,200	$8,443,008
*	CNOOC ADR	70,000	15,070,999
*	Datang International Power Generation	8,998,862	3,223,308
	First Pacific	5,045,002	4,352,613
	Fosun International	2,886,500	2,150,216
*†	Foxconn International Holdings	9,500,000	6,684,299
	Franshion Properties China	12,008,000	3,762,290
*	Guangshen Railway Class H	7,000,000	2,832,549
*†	Hollysys Automation Technologies	188,400	2,564,124
*	Huadian Power International	15,000,000	3,030,493
*	Huaneng Power International ADR	370,727	7,978,045
*	Industrial & Commercial Bank of China Class H	14,000,000	10,850,714
†	Leoch International Technology	731,000	385,976
*	PetroChina ADR	100,000	12,284,000
	PetroChina Class H	4,242,000	5,213,167
*†	Shanda Games ADR	1,179,549	6,605,474
*†	Shanda Interactive Entertainment ADR	230,000	9,091,900
	Shanghai Forte Land	11,740,900	3,593,736
*†	Sina	160,000	10,243,200
	Sinotrans	7,561,000	2,272,328
*†	Sohu.com	175,000	12,150,250
*	Tianjin Development Holdings	6,832,900	5,085,604
@†	Tom Group	47,824,000	4,802,497
	Travelsky Technology	4,849,400	5,118,934
†	Xueda Education Group ADR	128,974	1,592,829
			249,819,307
Hungary – 1.23%
*†	OTP Bank	780,000	17,780,053
			17,780,053
India – 1.69%
†	Coal India	383,581	2,657,010
†	Indiabulls Real Estate GDR	102,021	341,933
	Oil India	26,650	801,281
#	Reliance Industries 144A GDR	288,124	12,475,768
	Steel Authority of India	2,123,966	8,170,035
			24,446,027

Statements of net assets
Delaware Emerging Markets Fund

		Number of shares	Value (U.S. $)
Common Stock (continued)
Indonesia – 0.43%
	Gudang Garam	284,500	$1,280,239
	Tambang Batubara Bukit Asam	2,379,335	4,920,593
			6,200,832
Israel – 0.60%
	Israel Chemicals	600,000	8,654,882
			8,654,882
Kingdom of Bahrain – 0.18%
=#	Aluminum Bahrain 144A GDR	221,400	2,623,590
			2,623,590
Malaysia – 2.69%
	Eastern & Oriental	4,877,550	1,784,831
@	Hong Leong Bank	2,549,908	7,377,496
	KLCC Property Holdings	5,000,000	5,383,178
	Media Prima	2,218,400	1,681,794
	Oriental Holdings	2,599,980	4,432,285
†	Petronas Chemicals Group	4,577,900	7,732,207
†	UEM Land Holdings	15,698,475	10,399,433
			38,791,224
Mexico – 3.92%
*	America Movil Series L ADR	170,000	9,598,200
*†	Cemex ADR	1,965,000	17,763,600
*†	Empresas ICA	1,768,800	4,630,804
	Fomento Economico Mexicano ADR	146,122	8,263,199
*	Grupo Televisa ADR	700,000	16,310,000
			56,565,803
Peru – 0.58%
	Compaigne Minas Buenaventura ADR	166,400	8,426,496
			8,426,496
Philippines – 0.38%
	Philippine Long Distance Telephone ADR	100,000	5,436,000
			5,436,000
Poland – 1.88%
	Polska Grupa Energetyczna	1,256,389	9,116,652
†	Polski Koncern Naftowy Orlen	500,000	6,962,709
	Powszechna Kasa Oszczednosci Bank Polski	800,000	11,087,175
			27,166,536

		Number of shares	Value (U.S. $)
Common Stock (continued)
Republic of Korea – 10.15%
	CJ	80,144	$5,492,175
	Hyundai Elevator	40,821	3,029,268
*	KB Financial Group ADR	550,000	25,322,000
†	Korea Electric Power	220,420	5,265,380
*†	Korea Electric Power ADR	255,400	3,041,814
	KT	213,064	8,511,527
*	KT ADR	150,000	3,051,000
*	LG Display ADR	302,400	5,152,896
	Lotte Chilsung Beverage	17,000	12,140,760
	Lotte Confectionery	6,730	8,043,454
*	POSCO ADR	95,000	9,351,800
	Samsung Electronics	32,000	22,800,492
	Samsung Life Insurance	130,000	10,951,516
†	SK Communications	171,609	2,270,862
	SK Holdings	64,825	7,101,382
	SK Telecom	21,731	3,210,524
*	SK Telecom ADR	660,438	11,874,675
			146,611,525
Russia – 7.12%
*†@	Chelyabinsk Zink Plant GDR	143,300	564,602
=†@	Enel OGK-5 GDR	21,161	95,271
*	Gazprom ADR	1,650,000	36,696,000
	LUKOIL ADR	150,000	8,221,500
	MMC Norilsk Nickel ADR	600,000	11,987,940
*	Mobile TeleSystems ADR	249,750	5,237,258
	Rosneft Oil GDR	1,300,000	8,580,000
@	Sberbank	6,226,817	19,801,278
	Surgutneftegaz ADR	400,000	3,727,520
@=†	TGK-5 GDR	8,771	19,355
*	VTB Bank GDR	1,232,482	7,838,586
			102,769,310
South Africa – 6.76%
†	Anglo Platinum	100,000	9,331,025
	ArcelorMittal South Africa	900,000	9,528,658
	Blue Label Telecoms	635,328	608,805
*	Gold Fields ADR	431,300	7,198,397
	Impala Platinum Holdings	280,000	7,991,751
	JD Group	723,137	5,556,004

Statements of net assets
Delaware Emerging Markets Fund

		Number of shares	Value (U.S. $)
Common Stock (continued)
South Africa (continued)
	Sasol	272,003	$12,102,665
	Standard Bank Group	1,200,000	17,283,486
	Sun International	290,543	4,319,505
	Tongaat Hulett	377,000	5,630,894
	Vodacom Group	1,930,090	18,098,036
			97,649,226
Taiwan – 6.23%
*	Chunghwa Telecom ADR	400,000	9,644,000
†	Evergreen Marine	6,140,000	5,162,006
	Formosa Chemicals & Fibre	3,007,002	8,903,337
	HON HAI Precision Industry	6,000,000	21,317,041
	HTC	425,250	11,763,488
	President Chain Store	1,407,372	5,674,645
	Taiwan Semiconductor Manufacturing	6,000,000	12,434,108
	United Microelectronics	18,000,000	8,820,578
†	Walsin Lihwa	10,711,756	6,263,370
			89,982,573
Thailand – 2.51%
	Bangkok Bank-Foreign	1,999,949	9,717,285
@	PTT Exploration & Production-Foreign	1,131,800	6,255,522
	Siam Cement NVDR	1,843,843	20,227,520
			36,200,327
Turkey – 2.31%
@†	Alarko Gayrimenkul Yatirim Ortakligi	97,776	1,031,749
	Alarko Holding	1,970,440	4,453,303
†	Torunlar Gayrimenkul Yatirim Ortakligi	1,408,698	5,713,089
	Turkcell Iletisim Hizmet	715,275	4,879,128
	Turkiye Is Bankasi Class C	1,020,914	3,960,075
†	Turkiye Sise ve Cam Fabrikalari	4,049,530	6,933,681
	Yazicilar Holding Class A	832,584	6,389,352
			33,360,377
United Kingdom – 1.42%
	Anglo American	200,000	8,771,806
	Anglo American ADR	450,000	9,883,080
†@	Griffin Mining	3,056,187	1,734,894
†	Mwana Africa	781,129	111,159
			20,500,939

		Number of shares	Value (U.S. $)
	Common Stock (continued)
	United States – 9.71%
	Archer-Daniels-Midland	850,000	$24,641,500
*	Bunge	500,000	30,410,000
†	Google Class A	32,000	17,782,720
*†	MEMC Electronic Materials	1,277,000	14,774,890
†	Yahoo	3,335,000	52,592,950
			140,202,060
	Total Common Stock (cost $1,236,296,328)		1,326,199,093

	Participation Notes – 0.04%
=†#@	Lehman Indian Oil CW 12 LEPO 144A	172,132	78,214
=†#	Lehman Oil & Natural Gas CW 12 LEPO 144A	254,590	415,000
	Total Participation Notes (cost $8,559,056)		493,214

	Preferred Stock – 4.77%Δ
	Brazil – 3.11%
†	Braskem Class A	541,994	5,748,613
	Vale Class A 1.96%	1,400,000	39,183,674
			44,932,287
	Republic of Korea – 1.08%
	Samsung Electronics 2.02%	31,362	15,646,024
			15,646,024
	Russia – 0.58%
@	AK Transneft 0.61%	6,500	8,352,500
			8,352,500
	Total Preferred Stock (cost $42,991,146)		68,930,811

	Rights – 0.05%Δ
	Brazil – 0.00%
@†	Hypermarcas	200	16
			16
	China – 0.05%
†@	Bank of China	1,700,000	306,504
†	China Construction Bank	567,140	192,090
†	Industrial & Commercial Bank of China	630,000	206,890
			705,484
	Total Rights (cost $0)		705,500

Statements of net assets
Delaware Emerging Markets Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
≠Discount Note – 1.65%
Federal Home Loan Bank 0.07% 12/1/10	$23,823,062	$23,823,062
Total Discount Note (cost $23,823,062)		23,823,062

Total Value of Securities Before Securities
Lending Collateral – 98.35% (cost $1,311,669,592)		1,420,151,680

	Number of shares
Securities Lending Collateral** – 16.28%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	436,761	424,444
Delaware Investments Collateral Fund No. 1	234,738,541	234,738,541
@†Mellon GSL Reinvestment Trust II	376,250	0
Total Securities Lending Collateral
(cost $235,551,552)		235,162,985

Total Value of Securities – 114.63%
(cost $1,547,221,144)		1,655,314,665	©
Obligation to Return Securities
Lending Collateral** – (16.31%)		(235,551,552)
Receivables and Other Assets
Net of Liabilities – 1.68%		24,249,034
Net Assets Applicable to 97,775,571
Shares Outstanding – 100.00%		$1,444,012,147

Net Asset Value – Delaware Emerging Markets Fund
Class A ($546,275,301 / 36,761,109 Shares)		$14.86
Net Asset Value – Delaware Emerging Markets Fund
Class B ($19,029,728 / 1,351,320 Shares)		$14.08
Net Asset Value – Delaware Emerging Markets Fund
Class C ($222,956,732 / 15,868,295 Shares)		$14.05
Net Asset Value – Delaware Emerging Markets Fund
Class R ($440,137 / 29,418 Shares)		$14.96
Net Asset Value – Delaware Emerging Markets Fund
Institutional Class ($655,310,249 / 43,765,429 Shares)		$14.97

Components of Net Assets at November 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$1,331,308,102
Undistributed net investment income	6,999,680
Accumulated net realized loss on investments	(3,076,994)
Net unrealized appreciation of investments and foreign currencies	108,781,359
Total net assets	$1,444,012,147

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 26 in “Country and sector allocations.”
@	Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $82,856,346, which represented 5.74% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2010, the aggregate amount of Rule 144A securities was $19,050,329, which represented 1.32% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
*	Fully or partially on loan.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2010, the aggregate amount of fair valued securities was $3,231,430, which represented 0.22% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $226,050,354 of securities loaned.

Summary of abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
GBP — British Pound Sterling
LEPO — Low Exercise Price Option
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipts
USD — United States Dollar

Statements of net assets
Delaware Emerging Markets Fund

Net Asset Value and Offering Price Per Share –
Delaware Emerging Markets Fund
Net asset value Class A (A)	$14.86
Sales charge (5.75% of offering price) (B)	0.91
Offering Price	$15.77

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

1The following foreign currency exchange contract was outstanding at November 30, 2010:

Foreign Currency Exchange Contract
				Unrealized
Counterparty	Contract to Deliver	In Exchange For	Settlement Date	Depreciation
MNB	GBP 1,706,716	USD 2,643,874	12/2/10	$10,461

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Delaware Global Value Fund	November 30, 2010

		Number of shares	Value (U.S. $)
Common Stock – 99.96%Δ
Australia – 0.97%
	Coca-Cola Amatil	30,673	$327,124
			327,124
Brazil – 1.72%
	Petroleo Brasileiro ADR	8,000	234,240
*	Vale ADR	11,000	348,480
			582,720
Canada – 2.96%
†	CGI Group Class A	41,207	646,305
*	TELUS	7,861	356,866
			1,003,171
China/Hong Kong – 6.77%
*	Chaoda Modern Agriculture Holdings	442,000	354,816
	CNOOC	226,000	486,391
	Esprit Holdings	36,949	177,848
*†	Sohu.com	8,500	590,155
	Techtronic Industries	162,500	176,367
	Yue Yuen Industrial Holdings	140,000	505,933
			2,291,510
Finland – 0.72%
	Nokia	26,277	243,018
			243,018
France – 10.60%
*	Alstom	8,890	365,742
*	AXA	23,333	334,164
	Compagnie de Saint-Gobain	6,092	272,448
*	Lafarge	4,951	269,493
*	PPR	1,666	264,658
*	Publicis Groupe	4,847	216,562
*	Sanofi-Aventis	5,279	320,032
	Teleperformance	14,742	439,138
*	Total	8,891	431,607
	Vallourec	3,465	328,212
	Vivendi	14,268	347,437
			3,589,493

Statements of net assets
Delaware Global Value Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Germany – 3.26%
Bayerische Motoren Werke	5,364	$403,392
Deutsche Post	19,589	316,469
Metro	5,340	382,564
		1,102,425
Italy – 3.19%
Finmeccanica	31,579	356,487
Parmalat	147,668	367,309
UniCredit	184,468	356,591
		1,080,387
Japan – 5.36%
Asahi Glass	28,500	316,915
Don Quijote	11,500	331,394
ITOCHU	39,853	369,098
Mitsubishi UFJ Financial Group	52,554	249,201
Toyota Motor	14,150	548,527
		1,815,135
Luxembourg – 0.53%
* ArcelorMittal	5,702	179,746
		179,746
Netherlands – 0.48%
Koninklijke Philips Electronics	5,971	161,458
		161,458
Singapore – 0.90%
Singapore Airlines	26,067	304,180
		304,180
Spain – 2.45%
* Banco Santander	40,190	383,155
Telefonica	21,007	446,174
		829,329
Sweden – 2.94%
* Autoliv	3,500	256,970
Meda Class A	59,477	445,154
Nordea Bank FDR	29,381	291,900
		994,024

		Number of shares	Value (U.S. $)
Common Stock (continued)
Switzerland – 2.43%
	Aryzta	11,835	$501,307
	Novartis	6,023	320,749
			822,056
Taiwan – 3.33%
	Chunghwa Telecom ADR	12,840	309,572
	HTC	29,600	818,811
			1,128,383
United Kingdom – 4.21%
@	Greggs	30,344	207,208
	National Grid	27,174	239,972
	Rexam	63,779	299,259
	Standard Chartered	15,897	428,178
	Vodafone Group	100,804	251,464
			1,426,081
United States – 47.14%
†	AGCO	8,200	370,148
	American Express	14,400	622,368
†	Apollo Group Class A	10,300	350,200
	Archer-Daniels-Midland	17,400	504,426
	AT&T	16,700	464,093
	Ball	8,300	546,804
†	CACI International Class A	10,900	548,597
	Carnival	6,200	256,122
	Caterpillar	4,500	380,700
*	Chesapeake Energy	17,500	369,600
	Chevron	5,100	412,947
	Cintas	17,500	468,038
†	Convergys	38,900	501,421
	Cooper Industries	9,000	490,500
	Corning	22,300	393,818
†	Dell	37,000	489,140
	Discover Financial Services	32,600	595,928
	FedEx	4,200	382,704
	Goldman Sachs Group	2,800	437,192
	Intel	20,100	424,512
	International Business Machines	5,700	806,321
†	Investment Technology Group	32,500	477,750

Statements of net assets
Delaware Global Value Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
United States (continued)
JPMorgan Chase	13,100	$489,678
Lockheed Martin	5,900	401,436
Lowe’s	19,600	444,920
Microsoft	23,200	584,872
*† Mylan	27,100	530,212
Omnicom Group	13,100	595,264
Pfizer	31,200	508,248
Stanley Black & Decker	6,822	406,114
Travelers	9,300	502,107
Viacom Class B	15,700	593,931
Walgreen	17,400	606,390
		15,956,501
Total Common Stock (cost $31,722,033)		33,836,741

Total Value of Securities Before Securities
Lending Collateral – 99.96% (cost $31,722,033)		33,836,741

Securities Lending Collateral** – 13.36%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	164,649	160,006
Delaware Investments Collateral Fund No. 1	4,363,363	4,363,363
@†Mellon GSL Reinvestment Trust II	142,101	0
Total Securities Lending Collateral (cost $4,670,113)		4,523,369

Total Value of Securities – 113.32%
(cost $36,392,146)		38,360,110	©

Obligation to Return Securities
Lending Collateral** – (13.80%)		(4,670,113)

Receivables and Other Assets
Net of Liabilities – 0.48%		160,172

Net Assets Applicable to 4,097,179
Shares Outstanding – 100.00%		$33,850,169

Net Asset Value – Delaware Global Value Fund
Class A ($20,843,437 / 2,510,112 Shares)	$8.30
Net Asset Value – Delaware Global Value Fund
Class B ($3,136,070 / 383,645 Shares)	$8.17
Net Asset Value – Delaware Global Value Fund
Class C ($8,193,296 / 1,002,248 Shares)	$8.17
Net Asset Value – Delaware Global Value Fund
Institutional Class ($1,677,366 / 201,174 Shares)	$8.34

Components of Net Assets at November 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$61,764,519
Undistributed net investment income	103,716
Accumulated net realized loss on investments	(29,989,429)
Net unrealized appreciation of investments and foreign currencies	1,971,363
Total net assets	$33,850,169

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 28 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
**	See Note 9 in “Notes to financial statements.”
@	Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $207,208, which represented 0.61% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $4,393,812 of securities loaned.

Summary of abbreviations:
ADR — American Depositary Receipts
FDR — Fiduciary Depositary Receipt
USD — United States Dollar

Statements of net assets
Delaware Global Value Fund

Net Asset Value and Offering Price Per Share –
Delaware Global Value Fund
Net asset value Class A (A)	$8.30
Sales charge (5.75% of offering price) (B)	0.51
Offering price	$8.81

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of operations
Delaware International Funds	Year Ended November 30, 2010

	Delaware	Delaware	Delaware
	International	Emerging	Global
	Value Equity	Markets	Value
	Fund	Fund	Fund
Investment Income:
Dividends	$10,082,376	$29,167,636	$915,239
Interest	2,542	137,015	—
Securities lending income	513,157	384,104	33,631
Foreign tax withheld	(980,436)	(1,728,728)	(62,583)
	9,617,639	27,960,027	886,287

Expenses:
Management fees	2,861,159	11,576,165	314,881
Dividend disbursing and transfer agent
fees and expenses	1,288,547	1,996,760	169,957
Distribution expenses – Class A	419,141	1,350,547	67,102
Distribution expenses – Class B	89,588	191,781	35,811
Distribution expenses – Class C	483,038	1,877,649	94,144
Distribution expenses – Class R	17,974	704	—
Custodian fees	138,120	539,658	40,669
Accounting and administration expenses	133,500	375,091	14,694
Registration fees	75,516	266,898	55,443
Reports and statements to shareholders	52,085	158,743	12,836
Legal fees	38,938	88,921	4,306
Audit and tax	26,629	58,808	13,254
Trustees’ fees	20,401	53,839	2,359
Insurance fees	15,543	30,440	1,759
Dues and services	23,962	21,686	19,298
Consulting fees	4,676	11,845	535
Pricing fees	6,599	10,722	6,224
Trustees’ expenses	1,569	3,693	167
	5,696,985	18,613,950	853,439
Less fees waived	(146,912)	—	(173,308)
Less waived distribution expenses – Class A	—	(225,477)	(11,199)
Less waived distribution expenses – Class R	(2,967)	(117)	—
Less expense paid indirectly	(1,582)	(2,491)	(286)
Total operating expenses	5,545,524	18,385,865	668,646
Net Investment Income	4,072,115	9,574,162	217,641

	Delaware	Delaware	Delaware
	International	Emerging	Global
	Value Equity	Markets	Value
	Fund	Fund	Fund
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$10,818,744	$16,671,773	$351,185
Foreign currencies	(30,580)	(1,009,082)	(38,346)
Foreign currency exchange contracts	(1,041,553)	(1,215,860)	(35,739)
Net realized gain	9,746,611	14,446,831	277,100
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(941,935)	106,045,960	964,932
Net Realized and Unrealized Gain on
Investments and Foreign Currencies	8,804,676	120,492,791	1,242,032

Net Increase in Net Assets Resulting
from Operations	$12,876,791	$130,066,953	$1,459,673

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Value Equity Fund

	Year Ended
	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,072,115	$8,313,361
Net realized gain (loss) on investments
and foreign currencies	9,746,611	(116,077,253)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(941,935)	236,758,415
Net increase in net assets resulting from operations	12,876,791	128,994,523

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,100,163)	(6,521,227)
Class B	(155,771)	(300,650)
Class C	(795,505)	(1,386,689)
Class R	(55,397)	(43,071)
Institutional Class	(3,166,321)	(5,973,195)
	(7,273,157)	(14,224,832)
Capital Share Transactions:
Proceeds from shares sold:
Class A	11,233,986	18,572,918
Class B	173,613	200,347
Class C	2,896,279	3,618,349
Class R	752,628	1,584,095
Institutional Class	29,263,858	11,650,494

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,840,064	6,085,510
Class B	143,120	284,879
Class C	747,519	1,323,779
Class R	55,397	43,071
Institutional Class	3,117,321	5,951,192
	51,223,785	49,314,634

	Year Ended
	11/30/10	11/30/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(39,399,111)	$(98,071,991)
Class B	(3,516,795)	(4,365,200)
Class C	(14,708,670)	(18,772,886)
Class R	(688,411)	(609,984)
Institutional Class	(40,028,000)	(66,873,100)
	(98,340,987)	(188,693,161)
Decrease in net assets derived from
capital share transactions	(47,117,202)	(139,378,527)
Net Decrease in Net Assets	(41,513,568)	(24,608,836)

Net Assets:
Beginning of year	363,561,017	388,169,853
End of year	$322,047,449	$363,561,017

Undistributed net investment income	$2,917,518	$7,190,693

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Emerging Markets Fund

	Year Ended
	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,574,162	$1,432,648
Net realized gain (loss) on investments
and foreign currencies	14,446,831	(18,905,848)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	106,045,960	297,426,411
Net increase in net assets resulting from operations	130,066,953	279,953,211

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(157,722)	(415,388)
Class R1,2	—	—
Institutional Class	(360,097)	(284,008)

Net realized gain on investments:
Class A	—	(21,325,001)
Class B	—	(1,505,363)
Class C	—	(8,646,856)
Institutional Class	—	(4,583,103)
	(517,819)	(36,759,719)

Capital Share Transactions:
Proceeds from shares sold:
Class A	282,988,286	132,947,076
Class B	687,127	574,995
Class C	76,058,758	41,236,063
Class R2	443,415	181
Institutional Class	539,949,337	70,955,580

	Year Ended
	11/30/10	11/30/09
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$143,191	$20,094,969
Class B	—	1,361,700
Class C	—	8,062,548
Institutional Class	278,887	4,749,439
	900,549,001	279,982,551
Cost of shares repurchased:
Class A	(200,070,325)	(103,792,285)
Class B	(4,267,451)	(4,455,109)
Class C	(35,088,651)	(28,667,770)
Class R2	(9,594)	(1)
Institutional Class	(72,557,094)	(18,688,221)
	(311,993,115)	(155,603,386)
Increase in net assets derived from
capital share transactions	588,555,886	124,379,165
Net Increase in Net Assets	718,105,020	367,572,657

Net Assets:
Beginning of year	725,907,127	358,334,470
End of year	$1,444,012,147	$725,907,127

Undistributed net investment income	$6,999,680	$210,988

1 For the year ended November 30, 2010, net investment income distributions of $0.005 per share was made by the Fund, which rounded to less than $1.
2 Class R commenced operations on August 31, 2009.

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Global Value Fund

	Year Ended
	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$217,641	$514,005
Net realized gain (loss) on investments
and foreign currencies	277,100	(12,531,289)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	964,932	25,250,293
Net increase in net assets resulting from operations	1,459,673	13,233,009

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(337,530)	(609,676)
Class B	(32,321)	(65,574)
Class C	(83,154)	(183,443)
Institutional Class	(22,003)	(34,178)
	(475,008)	(892,871)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,566,972	3,258,853
Class B	37,287	135,860
Class C	519,598	875,982
Institutional Class	701,393	190,696

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	300,220	548,142
Class B	26,324	55,280
Class C	73,288	163,582
Institutional Class	21,846	33,393
	4,246,928	5,261,788

	Year Ended
	11/30/10	11/30/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(7,492,107)	$(8,234,329)
Class B	(1,265,780)	(1,313,679)
Class C	(3,466,665)	(4,856,945)
Institutional Class	(469,771)	(368,924)
	(12,694,323)	(14,773,877)
Decrease in net assets derived from
capital share transactions	(8,447,395)	(9,512,089)
Net Increase (Decrease) in Net Assets	(7,462,730)	2,828,049

Net Assets:
Beginning of year	41,312,899	38,484,850
End of year	$33,850,169	$41,312,899

Undistributed net investment income	$103,716	$435,168

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights
Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$11.400	$8.120	$16.750	$16.010	$18.130

0.136	0.212	0.288	0.205	0.339
0.266	3.375	(7.995)	1.504	3.220
0.402	3.587	(7.707)	1.709	3.559

(0.232)	(0.307)	(0.204)	(0.174)	(0.412)
—	—	(0.719)	(0.795)	(5.267)
(0.232)	(0.307)	(0.923)	(0.969)	(5.679)

$11.570	$11.400	$8.120	$16.750	$16.010

3.60%	44.76%	(48.60% )	11.24%	23.57%

$130,865	$154,721	$178,072	$472,533	$472,803
1.65%	1.52%	1.40%	1.40%	1.41%

1.69%	1.78%	1.49%	1.40%	1.43%
1.21%	2.33%	2.19%	1.25%	2.05%

1.17%	2.07%	2.10%	1.25%	2.03%
37%	35%	32%	26%	127%

Financial highlights
Delaware International Value Equity Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$11.230	$7.980	$16.470	$15.750	$17.910

0.057	0.149	0.197	0.092	0.226
0.260	3.322	(7.876)	1.484	3.173
0.317	3.471	(7.679)	1.576	3.399

(0.167)	(0.221)	(0.092)	(0.061)	(0.292)
—	—	(0.719)	(0.795)	(5.267)
(0.167)	(0.221)	(0.811)	(0.856)	(5.559)

$11.380	$11.230	$7.980	$16.470	$15.750

2.86%	43.65%	(48.95% )	10.48%	22.70%

$7,670	$10,796	$11,227	$34,520	$39,834
2.35%	2.22%	2.10%	2.10%	2.11%

2.39%	2.48%	2.19%	2.10%	2.13%
0.51%	1.63%	1.49%	0.55%	1.35%

0.47%	1.37%	1.40%	0.55%	1.33%
37%	35%	32%	26%	127%

Financial highlights
Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$11.220	$7.960	$16.450	$15.730	$17.890

0.056	0.149	0.197	0.092	0.226
0.261	3.332	(7.876)	1.484	3.173
0.317	3.481	(7.679)	1.576	3.399

(0.167)	(0.221)	(0.092)	(0.061)	(0.292)
—	—	(0.719)	(0.795)	(5.267)
(0.167)	(0.221)	(0.811)	(0.856)	(5.559)

$11.370	$11.220	$7.960	$16.450	$15.730

2.87%	43.71%	(49.01% )	10.50%	22.73%

$43,620	$54,235	$51,420	$144,106	$144,298
2.35%	2.22%	2.10%	2.10%	2.11%

2.39%	2.48%	2.19%	2.10%	2.13%
0.51%	1.63%	1.49%	0.55%	1.35%

0.47%	1.37%	1.40%	0.55%	1.33%
37%	35%	32%	26%	127%

Financial highlights
Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$11.360	$8.080	$16.670	$15.930	$18.050

0.112	0.192	0.261	0.173	0.308
0.259	3.370	(7.960)	1.504	3.207
0.371	3.562	(7.699)	1.677	3.515

(0.211)	(0.282)	(0.172)	(0.142)	(0.368)
—	—	(0.719)	(0.795)	(5.267)
(0.211)	(0.282)	(0.891)	(0.937)	(5.635)

$11.520	$11.360	$8.080	$16.670	$15.930

3.32%	44.55%	(48.70% )	11.07%	23.33%

$3,127	$2,985	$1,259	$3,076	$4,575
1.85%	1.72%	1.60%	1.60%	1.61%

1.99%	2.08%	1.79%	1.70%	1.73%
1.01%	2.13%	1.99%	1.05%	1.85%

0.87%	1.77%	1.80%	0.95%	1.73%
37%	35%	32%	26%	127%

Financial highlights
Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$11.450	$8.170	$16.850	$16.100	$18.210

0.170	0.239	0.327	0.255	0.389
0.270	3.385	(8.034)	1.513	3.233
0.440	3.624	(7.707)	1.768	3.622

(0.260)	(0.344)	(0.254)	(0.223)	(0.465)
—	—	(0.719)	(0.795)	(5.267)
(0.260)	(0.344)	(0.973)	(1.018)	(5.732)

$11.630	$11.450	$8.170	$16.850	$16.100

3.93%	45.13%	(48.44% )	11.59%	23.93%

$136,765	$140,824	$146,192	$399,014	$355,347
1.35%	1.22%	1.10%	1.10%	1.11%

1.39%	1.48%	1.19%	1.10%	1.13%
1.51%	2.63%	2.49%	1.55%	2.35%

1.47%	2.37%	2.40%	1.55%	2.33%
37%	35%	32%	26%	127%

Financial highlights
Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$12.880	$7.940	$22.760	$21.280	$17.950

0.151	0.043	0.137	0.184	0.419
1.834	5.736	(9.242)	7.117	4.080
1.985	5.779	(9.105)	7.301	4.499

(0.005)	(0.016)	(0.234)	(0.523)	(0.269)
—	(0.823)	(5.481)	(5.298)	(0.900)
(0.005)	(0.839)	(5.715)	(5.821)	(1.169)

$14.860	$12.880	$7.940	$22.760	$21.280

15.42%	79.84%	(53.37% )	46.11%	26.52%

$546,275	$399,840	$213,581	$673,309	$533,042
1.85%	1.91%	1.83%	1.97%	1.94%

1.90%	1.98%	1.88%	2.02%	1.99%
1.10%	0.45%	0.94%	0.97%	2.23%

1.05%	0.38%	0.89%	0.92%	2.18%
27%	37%	37%	108%	46%

Financial highlights
Delaware Emerging Markets Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$12.300	$7.640	$22.120	$20.830	$17.600

0.046	(0.025)	0.030	0.045	0.280
1.734	5.508	(8.936)	6.926	3.998
1.780	5.483	(8.906)	6.971	4.278

—	—	(0.093)	(0.383)	(0.148)
—	(0.823)	(5.481)	(5.298)	(0.900)
—	(0.823)	(5.574)	(5.681)	(1.048)

$14.080	$12.300	$7.640	$22.120	$20.830

14.47%	78.59%	(53.76% )	44.97%	25.59%

$19,030	$20,022	$14,620	$45,978	$37,944
2.60%	2.66%	2.58%	2.72%	2.69%

2.60%	2.68%	2.58%	2.72%	2.69%
0.35%	(0.30% )	0.19%	0.22%	1.48%

0.35%	(0.32% )	0.19%	0.22%	1.48%
27%	37%	37%	108%	46%

Financial highlights
Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$12.270	$7.630	$22.090	$20.800	$17.580

0.046	(0.026)	0.031	0.045	0.280
1.734	5.489	(8.917)	6.926	3.988
1.780	5.463	(8.886)	6.971	4.268

—	—	(0.093)	(0.383)	(0.148)
—	(0.823)	(5.481)	(5.298)	(0.900)
—	(0.823)	(5.574)	(5.681)	(1.048)

$14.050	$12.270	$7.630	$22.090	$20.800

14.51%	78.68%	(53.75% )	45.03%	25.56%

$222,957	$157,383	$84,436	$237,832	$183,562
2.60%	2.66%	2.58%	2.72%	2.69%

2.60%	2.68%	2.58%	2.72%	2.69%
0.35%	(0.30% )	0.19%	0.22%	1.48%

0.35%	(0.32% )	0.19%	0.22%	1.48%
27%	37%	37%	108%	46%

Financial highlights
Delaware Emerging Markets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended	8/31/091
	11/30/10	to 11/30/09
Net asset value, beginning of period	$13.010	$11.520

Income (loss) from investment operations:
Net investment income (loss)2	0.123	(0.030)
Net realized and unrealized gain on investments
and foreign currencies	1.832	1.520
Total from investment operations	1.955	1.490

Less dividends and distributions from:
Net investment income	(0.005)	—
Total dividends and distributions	(0.005)	—

Net asset value, end of period	$14.960	$13.010

Total return3	15.03%	12.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$440	$—	4
Ratio of expenses to average net assets	2.10%	2.11%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.20%	2.22%
Ratio of net investment income (loss) to average net assets	0.85%	(0.88%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.75%	(0.99%	)
Portfolio turnover	27%	37%	5

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

4 Net assets was less than $500.
5 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$12.980	$8.000	$22.910	$21.390	$18.030

0.190	0.068	0.175	0.232	0.466
1.831	5.786	(9.321)	7.157	4.104
2.021	5.854	(9.146)	7.389	4.570

(0.031)	(0.051)	(0.283)	(0.571)	(0.310)
—	(0.823)	(5.481)	(5.298)	(0.900)
(0.031)	(0.874)	(5.764)	(5.869)	(1.210)

$14.970	$12.980	$8.000	$22.910	$21.390

15.69%	80.39%	(53.30% )	46.49%	26.87%

$655,310	$148,662	$45,697	$110,327	$112,964
1.60%	1.66%	1.58%	1.72%	1.69%

1.60%	1.68%	1.58%	1.72%	1.69%
1.35%	0.70%	1.19%	1.22%	2.48%

1.35%	0.68%	1.19%	1.22%	2.48%
27%	37%	37%	108%	46%

Financial highlights
Delaware Global Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$8.050	$5.790	$11.850	$13.260	$11.660

0.067	0.106	0.172	0.145	0.111
0.293	2.315	(5.554)	0.663	3.084
0.360	2.421	(5.382)	0.808	3.195

(0.110)	(0.161)	(0.138)	(0.066)	(0.238)
—	—	(0.540)	(2.152)	(1.357)
(0.110)	(0.161)	(0.678)	(2.218)	(1.595)

$8.300	$8.050	$5.790	$11.850	$13.260

4.53%	42.14%	(48.12% )	6.96%	30.83%

$20,844	$24,823	$22,034	$66,024	$36,416
1.55%	1.56%	1.45%	1.45%	1.59%

2.07%	2.09%	1.76%	1.57%	1.88%
0.84%	1.66%	1.84%	1.22%	0.93%

0.32%	1.13%	1.53%	1.10%	0.64%
50%	47%	78%	31%	124%

Financial highlights
Delaware Global Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$7.940	$5.680	$11.640	$13.070	$11.510

0.007	0.059	0.104	0.057	0.022
0.285	2.297	(5.474)	0.665	3.050
0.292	2.356	(5.370)	0.722	3.072

(0.062)	(0.096)	(0.050)	—	(0.155)
—	—	(0.540)	(2.152)	(1.357)
(0.062)	(0.096)	(0.590)	(2.152)	(1.512)

$8.170	$7.940	$5.680	$11.640	$13.070

3.70%	41.36%	(48.51% )	6.08%	29.95%

$3,136	$4,255	$4,103	$10,893	$7,453
2.30%	2.31%	2.20%	2.20%	2.34%

2.77%	2.79%	2.46%	2.27%	2.58%
0.09%	0.91%	1.09%	0.47%	0.18%

(0.38% )	0.43%	0.83%	0.40%	(0.06% )
50%	47%	78%	31%	124%

Financial highlights
Delaware Global Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$7.940	$5.690	$11.650	$13.090	$11.520

0.007	0.059	0.102	0.057	0.022
0.285	2.287	(5.472)	0.655	3.060
0.292	2.346	(5.370)	0.712	3.082

(0.062)	(0.096)	(0.050)	—	(0.155)
—	—	(0.540)	(2.152)	(1.357)
(0.062)	(0.096)	(0.590)	(2.152)	(1.512)

$8.170	$7.940	$5.690	$11.650	$13.090

3.70%	41.12%	(48.51% )	6.17%	29.92%

$8,193	$10,845	$11,260	$39,463	$17,545
2.30%	2.31%	2.20%	2.20%	2.34%

2.77%	2.79%	2.46%	2.27%	2.58%
0.09%	0.91%	1.09%	0.47%	0.18%

(0.38% )	0.43%	0.83%	0.40%	(0.06% )
50%	47%	78%	31%	124%

Financial highlights
Delaware Global Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
$8.080	$5.810	$11.910	$13.310	$11.700

0.087	0.123	0.195	0.176	0.141
0.300	2.330	(5.587)	0.673	3.092
0.387	2.453	(5.392)	0.849	3.233

(0.127)	(0.183)	(0.168)	(0.097)	(0.266)
—	—	(0.540)	(2.152)	(1.357)
(0.127)	(0.183)	(0.708)	(2.249)	(1.623)

$8.340	$8.080	$5.810	$11.910	$13.310

4.86%	42.46%	(48.03% )	7.12%	31.24%

$1,677	$1,390	$1,088	$2,398	$5,193
1.30%	1.31%	1.20%	1.20%	1.34%

1.77%	1.79%	1.46%	1.27%	1.58%
1.09%	1.91%	2.09%	1.47%	1.18%

0.62%	1.43%	1.83%	1.40%	0.94%
50%	47%	78%	31%	124%

Notes to financial statements
Delaware International Funds	November 30, 2010

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund, Delaware Focus Global Growth Fund and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (each, a Fund or collectively the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of November 30, 2010, Delaware Global Value Fund has not commenced operations of its Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund and Delaware Global Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund value its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Notes to financial statements
Delaware International Funds

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for the financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2010.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended November 30, 2010, each Fund earned the following amounts under this agreement:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$1,582	$2,491	$286

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective Investment Management Agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
On the first $500 million	0.85%	1.25%	0.85%
On the next $500 million	0.80%	1.20%	0.80%
On the next $1.5 billion	0.75%	1.15%	0.75%
In excess of $2.5 billion	0.70%	1.10%	0.70%

Effective March 30, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses and certain other expenses), do not exceed specified percentages of average daily net assets through March 30, 2011 as shown below. These waivers and reimbursements may be terminated only by agreement of the Manager and the Funds. Prior to March 30, 2010, these waivers were voluntary.

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Contractual operating expense
limitation as a percentage of
average net assets effective as of
March 30, 2010	1.35%	1.75%	1.30%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2010, each Fund was charged for these services as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$16,807	$47,237	$1,850

DSC also provides dividend disbursing and transfer agency services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares, and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit each Fund’s Class R shares’ 12b-1 fees through March 30, 2011 to no more than 0.50% of the Class R shares’ average daily net assets. For Delaware Emerging Markets Fund and Delaware Global Value Fund, DDLP has contracted to limit the Class A shares’ 12b-1 fees through March 30, 2011 to no more than 0.25% of the Class A shares’ average daily net assets.

Notes to financial statements
Delaware International Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At November 30, 2010, the Funds had liabilities payable to affiliates as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Investment management fee
payable to DMC	$238,724	$1,418,923	$7,070
Dividend disbursing, transfer
agent and fund accounting
oversight fees, and other
expenses payable to DSC	41,482	83,767	5,156
Distribution fees payable to DDLP	80,949	318,461	14,313
Other expenses payable to DMC
and affiliates*	20,055	54,217	4,505

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended November 30, 2010, the Funds were charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$11,774	$23,613	$1,082

For the year ended November 30, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$9,762	$158,666	$3,576

For the year ended November 30, 2010, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Class A	$0	$0	$0
Class B	9,344	12,707	6,661
Class C	1,087	18,867	234

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For year ended November 30, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Purchases	$122,424,165	$804,839,841	$18,402,224
Sales	179,401,163	254,880,089	27,320,824

At November 30, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Cost of investments	$398,312,157	$1,551,339,375	$37,585,464
Aggregate unrealized appreciation	$52,817,363	$215,660,519	$4,988,676
Aggregate unrealized depreciation	(69,197,400)	(111,685,229)	(4,214,030)
Net unrealized appreciation
(depreciation)	$(16,380,037)	$103,975,290	$774,646

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities,

Notes to financial statements
Delaware International Funds

3. Investments (continued)

prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of Delaware International Value Equity Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$47,588,892	$272,097,260	$ —	$319,686,152
Discount Note	—	59,000	—	59,000
Securities Lending Collateral	—	62,186,968	—	62,186,968
Total	$47,588,892	$334,343,228	$ —	$381,932,120

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Delaware International
Value Equity Fund
Securities Lending
Collateral
Balance as of 11/30/09	$66,047
Sales	(78,637)
Net change in unrealized appreciation/depreciation	12,590
Balance as of 11/30/10	$—

Net change in unrealized appreciation/depreciation from
investments still held as of 11/30/10	$(62,705)

The following table summarizes the valuation of Delaware Emerging Markets Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$760,699,837	$562,761,040	$2,738,216	$1,326,199,093
Discount Note	—	23,823,062	—	23,823,062
Securities Lending Collateral	—	235,162,985	—	235,162,985
Other	53,284,787	16,144,634	700,104	70,129,525
Total	$813,984,624	$837,891,721	$3,438,320	$1,655,314,665

Foreign currency
exchange contract	$—	$(10,461)	$—	$(10,461)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Delaware Emerging Markets Fund
		Securities
	Common	Lending
	Stock	Collateral	Other	Total
Balance as of 11/30/09	$80,000	$16,843	$906,336	$1,003,179
Purchases	2,650,158	—	—	2,650,158
Sales	—	(20,054)	—	(20,054)
Transfers into Level 3	105,237	—	—	105,237
Transfers out of Level 3	—	—	(634,279)	(634,279)
Net change in unrealized
appreciation/depreciation	(97,179)	3,211	428,047	334,079
Balance as of 11/30/10	$2,738,216	$—	$700,104	$3,438,320

Net change in unrealized appreciation/
depreciation from investments still
held as of 11/30/10	$(97,179)	$(15,991)	$241,304	$128,134

The following table summarizes the valuation of Delaware Global Value Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Common stock	$18,699,089	$15,137,652	$ —	$33,836,741
Securities lending collateral	—	4,523,369	$ —	4,523,369
Total	$18,699,089	$19,661,021	$ —	$38,360,110

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Delaware Global Value Fund
Securities
Lending
Collateral
Balance as of 11/30/09	$6,361
Sales	(7,574)
Net change in unrealized appreciation/depreciation	1,213
Balance as of 11/30/10	$—

Net change in unrealized appreciation/depreciation from
investments still held as of 11/30/10	$(6,039)

Notes to financial statements
Delaware International Funds

3. Investments (continued)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending November 30, 2011 and interim periods therein.

Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

During the year ended November 30, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $634,279 for Delaware Emerging Markets Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the fiscal year ended November 30, 2010, Delaware Emerging Markets Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $105,237 which was due to the Fund’s pricing vendor dropping coverage of a security. During the year ended November 30, 2010, there were no other transfers between Level 1 investments, Level 2 investments or Level 3 investment that had a material impact to the Funds.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2010 and 2009 was as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Year Ended November 30, 2010:
Ordinary income	$7,273,157	$517,819	$475,008

Year Ended November 30, 2009:
Ordinary income	$14,224,832	$5,769,101	$892,871
Long-term capital gain	—	30,990,618	—
Total	$14,224,832	$36,759,719	$892,871

5. Components of Net Assets on a Tax Basis

As of November 30, 2010, the components of net assets on a tax basis were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Shares of beneficial interest	$528,016,660	$1,331,308,102	$61,764,519
Undistributed ordinary income	2,917,518	8,786,840	103,716
Capital loss carryforwards	(192,452,614)	(745,923)	(28,796,111)
Unrealized appreciation
(depreciation) of investments
and foreign currencies	(16,434,115)	104,663,128	778,045
Net assets	$322,047,449	$1,444,012,147	$33,850,169

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of unrealized gain on investments on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividend and distributions, gain (loss) on foreign currency transactions, Indian taxes and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2010, the Funds recorded the following reclassifications:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Undistributed net investment income	$(1,072,133)	$(2,267,651)	$(74,085)
Accumulated net realized gain (loss)	1,072,133	2,259,853	74,085
Paid-in capital	—	7,798	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized capital loss carryforwards as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$ 4,518,812	$ 6,508,345	$407,778

Capital loss carryforwards remaining at November 30, 2010, will expire as follows:

	Delaware International	Delaware Emerging	Delaware Global
Years of Expiration	Value Equity Fund	Markets Fund	Value Fund
2016	$79,163,033	$—	$16,253,434
2017	113,289,581	745,923	12,542,677
Total	$192,452,614	$745,923	$28,796,111

Notes to financial statements
Delaware International Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware International		Delaware Emerging
	Value Equity Fund		Markets Fund
	Year Ended		Year Ended
	11/30/10	11/30/09	11/30/10	11/30/09
Shares sold:
Class A	992,657	2,197,709	20,475,930	12,840,246
Class B	15,606	21,758	52,787	55,355
Class C	260,209	401,473	5,771,106	4,051,146
Class R*	67,622	166,581	30,132	14
Institutional Class	2,733,521	1,262,813	37,574,228	7,136,694

Shares issued upon reinvestment
of dividends and distributions:
Class A	253,830	742,073	10,906	2,668,520
Class B	12,905	35,040	—	188,080
Class C	67,526	163,027	—	1,116,696
Class R*	4,959	5,392	—	—
Institutional Class	277,836	724,871	21,128	627,402
	4,686,671	5,720,737	63,936,217	28,684,153

Shares repurchased:
Class A	(3,506,179)	(11,299,318)	(14,757,297)	(11,392,369)
Class B	(315,580)	(503,125)	(329,599)	(527,776)
Class C	(1,324,816)	(2,185,490)	(2,730,006)	(3,407,744)
Class R*	(63,869)	(65,226)	(728)	—
Institutional Class	(3,545,593)	(7,590,522)	(5,287,207)	(2,018,088)
	(8,756,037)	(21,643,681)	(23,104,837)	(17,345,977)
Net increase (decrease)	(4,069,366)	(15,922,944)	40,831,380	11,338,176

*Delaware Emerging Markets Fund commenced operations of its Class R shares on August 31, 2009.

	Delaware Global
	Value Fund
	Year Ended
	11/30/10	11/30/09
Shares sold:
Class A	320,269	523,493
Class B	4,834	19,784
Class C	64,941	142,949
Institutional Class	85,786	31,791

Shares issued upon reinvestment
of dividends and distributions:
Class A	37,574	94,020
Class B	3,324	9,567
Class C	9,254	28,301
Institutional Class	2,731	5,727
	528,713	855,632

Shares repurchased:
Class A	(932,217)	(1,341,180)
Class B	(160,702)	(215,484)
Class C	(438,711)	(784,752)
Institutional Class	(59,463)	(52,473)
	(1,591,093)	(2,393,889)
Net decrease	(1,062,380)	(1,538,257)

Notes to financial statements
Delaware International Funds

6. Capital Shares (continued)

For the years ended November 30, 2010 and 2009, the following shares and values were converted from Class B shares to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions on page 96 and 97 and the statements of changes in net assets.

	Year Ended			Year Ended
	11/30/10			11/30/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware International
Value Equity Fund	95,783	94,510	$1,065,389	129,987	128,348	$1,156,672
Delaware Emerging
Markets Fund	79,156	75,316	1,017,499	94,572	90,733	830,970
Delaware Global
Value Fund	38,386	37,873	305,198	52,510	51,739	322,575

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 16, 2010.

Effective as of November 16, 2010, the Funds along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 15, 2011. The Funds had no amounts outstanding as of November 30, 2010 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty.

9. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No.1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount

Notes to financial statements
Delaware International Funds

9. Securities Lending (continued)

from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Funds’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund ( Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Funds’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2010, the value of securities on loan and the value of invested collateral are presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Value of securities on loan	$59,711,417	$226,050,354	$4,393,812
Value of invested collateral	$62,186,968	$235,162,985	$4,523,369

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Funds’ financial statements.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

Notes to financial statements
Delaware International Funds

13. Tax Information (Unaudited) (continued)

For the fiscal year ended November 30, 2010, each Fund designates distributions paid during the year as follows:

	(A)
	Ordinary
	Income	(B)
	Distributions*	Qualifying
	(Tax Basis)	Dividends1
Delaware International Value Equity Fund	100.00%	—
Delaware Emerging Markets Fund	100.00%	2.35%
Delaware Global Value Fund	100.00%	—

(A)	is based on a percentage of each Fund’s total distributions.
(B)	is based on a percentage of each Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

Delaware Emerging	Delaware Global
Markets Fund	Value Fund
$517,819	$31,207

The Funds intend to pass through foreign tax credits in the maximum amounts as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$510,711	$1,128,414	$33,310

Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

The gross foreign source income earned during the fiscal year 2010 by the Funds was as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$10,082,376	$28,457,723	$627,024

Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

For the fiscal year ended November 30, 2010, certain dividends paid by the Funds have been determined to be interest related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30 2010, the Funds have designated maximum Qualified Interest Income distributions as follows:

Delaware International	Delaware Emerging
Value Equity Fund	Markets Fund
$985	$48,003

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Global & International Funds
and the Shareholders of Delaware International Value Equity Fund,
Delaware Emerging Markets Fund and Delaware Global Value Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (three of the series constituting Delaware Group Global & International Funds, hereafter collectively referred to as the “Funds”) at November 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended November 30, 2009 and the financial highlights for each of the periods ended November 30, 2009 and prior were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2011

Other Fund information
(Unaudited)
Delaware International Funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Global & Interntional Fund (the “ Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending November 30, 2010. During the fiscal years ended November 30, 2009 and 2008, E&Y’s audit reports on the financial statements of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (the “Funds”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009 – 2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 – 2008)
(April 1995–June 2002)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Annual report Delaware Focus Global Growth Fund November 30, 2010 International equity mutual fund
This annual report is for the information of Delaware Focus Global Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Focus Global Growth Fund.

The figures in the annual report for Delaware Focus Global Growth Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Focus Global Growth Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Focus Global Growth Fund at www.delawareinvestments.com.

Manage your investments online
  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions
Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Focus Global Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Country and sector allocations	10
Statement of net assets	11
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	20
Report of independent registered
public accounting firm	30
Other Fund information	31
Board of trustees/directors and
officers addendum	32
About the organization	42

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Focus Global Growth Fund	December 7, 2010

Performance preview (for the year ended November 30, 2010)
Delaware Focus Global Growth Fund (Class A shares)	1-year return	+21.31%
MSCI World Index (Benchmark) (gross)	1-year return	+6.52%
MSCI World Index (net)	1-year return	+5.98%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Focus Global Growth Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

When the fiscal year began in December 2009, the economy seemed to have put the recession in the rearview mirror, though high unemployment continued to limit consumer activity. Generally speaking, analysts welcomed favorable corporate earnings, though they worried about real revenue growth. The Federal Reserve stayed creative with nontraditional, often controversial stimuli, prompting many analysts to wonder if the recovery were artificial. Global economic and political developments were affecting the domestic markets daily, and more than ever investors began to realize that “it’s a small world after all.”

Twelve months later, not much has changed. We believe domestic unemployment remains too high. Analysts still want to see greater signs of revenue growth within corporate earnings. The Fed just initiated another bond-buying program to stimulate growth, though economists and foreign leaders question its merits and fear a return of inflation. China has led the global recovery thus far, but is implementing tighter regulations to prevent its economy from overheating. Europe continues to struggle with a sovereign debt crisis that has brought controversial rescue plans and fears of so-called “contagion” across the globe.

We launched Delaware Focus Global Growth Fund in December 2008 to adapt the philosophies and processes from some of our domestic equity funds to a broader, unrestrained geography and to seek new opportunities across the globe. We maintain a bottom-up (stock by stock) philosophy in managing the Fund and believe solid stock selection is often the key driver to overall performance.

1

Portfolio management review
Delaware Focus Global Growth Fund

About the Fund

The key tenets of our investment philosophy are as follows:

  Concentration: Even though the Fund’s managers are now covering investment possibilities around the world, we believe that a concentrated portfolio of approximately 35-45 positions provides appropriate diversification for the Fund and may prove helpful in our pursuit of solid risk-adjusted returns.

  Long-term time horizon: In general, we invest for the long term and look to keep the Fund’s holdings through a full market cycle (roughly 3-5 years). We strive to select companies we feel have the potential to maintain a sustainable competitive advantage in their markets, have strong management teams, and the potential to be able to perform well in both good and bad markets.

  Cash metric valuation: We seek growth of a company’s intrinsic business value, measured by cash metrics such as free cash flow and return on capital. We look for companies that we feel can add value by employing efficient capital allocation methods, such as paying dividends, buying back shares, or reinvesting in the business.
Contributors

Because we stress the importance of individual stock selection over more macro-oriented country or sector allocations, many of the Fund’s holdings contributed so well to Fund performance (for the fiscal year ended Nov. 30, 2010). Additionally, strong showings within the Fund’s international holdings accounted for much of the Fund’s outperformance versus the benchmark.

Online travel company priceline.com was the Fund’s top contributor during the fiscal year. Its “name your own price” business strategy has proven even more successful as of late because it apparently has satisfied the current appetite among many consumers for value. In our view, an even more significant reason for the stock’s strong return is its rapidly growing European hotel-booking business, which was largely unaffected by sovereign crisis concerns.

Intuit is another domestic holding. It is best known for its consumer tax preparation software, such as TurboTax®, which we believe represents a stable core business with high margins. In recent years, more individuals have become “do-it-yourself” tax preparers as the company’s programs allow them to save on accountant fees. The company also increasingly markets business service products that target small- and medium-sized businesses. That product segment has grown dramatically for the company in recent times and greatly contributed to performance in terms of better-than-expected earnings during the fiscal year. Intuit’s share price climbed more than 50% during the Fund’s 12-month fiscal year.

Netherlands-based Core Laboratories was the Fund’s top-performing international holding. The company provides analytical software and other technologies to big energy companies to help them analyze the core of oil and natural gas wells and determine the most effective ways to extract natural resources. Given the company’s value proposition, which is to help energy exploration companies extract higher yields for both existing and future production fields, we view this holding as a “buffered business

2

model,” one we believe has the potential to perform well in both good and bad energy markets.

Detractors

The following holdings detracted from Fund performance.

Gilead Sciences was the Fund’s worst performer on both an absolute and relative basis. This domestic biopharmaceutical company has long been an industry leader in the development of HIV treatments. During the next few years, some of its key patents should be expiring and the market seems to be discounting its share price in anticipation of greater competition from generics. Gilead has struggled to find that next wave of growth from either internal product development or through acquisition. During the fiscal year, we sold the Fund’s position because of what we saw as a lack of progress.

Swiss pharmaceutical giant Roche was the Fund’s worst-performing international holding during the Fund’s fiscal year. The company continued to integrate Genentech’s operations into its business model, though the effect of the almost $50 billion acquisition from March 2009 has not come without growing pains. Many investors also discounted many healthcare-related holdings as the controversial U.S. reform bill gets implemented and many concerns remain about the government’s role in dictating prices globally. Finally, we believe Roche struggled a bit due to its geography, as Europe faced many challenges (such as continued sovereign debt stress) during the fiscal year.

Strayer Education (domiciled in the U.S.) was another poor performer in the Fund. The for-profit educational institute has struggled with the rest of the industry as consumer groups have raised concerns about lending practices and the government contemplates enhanced scrutiny and regulations. Many of its students qualify for government loans and some analysts fear that high default rates from non-credit-worthy borrowers may lead to another subprime-like debacle. The possibility of new regulations has led to greater uncertainty over the entire for-profit education industry, and related companies have therefore been hurt. We do not believe the government is likely to stand in the way of individuals accessing education. As long-term investors, we believe Strayer will likely be a survivor and may be poised to be an industry leader as reforms are implemented.

Fund positioning

Looking ahead, we still see legacy effects of the financial debacle and economic downturn that may hinder global growth in the future. The sovereign debt issues in Europe and ballooning deficits at home are reminders of the daily battles the markets may face. We do not anticipate a post-recessionary boom and think a flat to moderate growth cycle is more likely with ongoing shifts in investor sentiment. As bottom-up stock pickers, we do not anticipate taking on more cyclical risk based on forecasts and trends. Instead, we seek domestic and international companies with what we believe are secular growth characteristics, superior business models, and strong competitive positions that we feel have the potential to perform well in a variety of market environments.

3

Performance summary
Delaware Focus Global Growth Fund	November 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Nov. 30, 2010
	1 year	Lifetime
Class A (Est. Dec. 29, 2008)
Excluding sales charge	+21.31%	+34.95%
Including sales charge	+14.34%	+30.85%
Institutional Class (Est. Dec. 29, 2008)
Excluding sales charge	+21.31%	+34.95%
Including sales charge	+21.31%	+34.95%

Class C and R shares had not commenced operations as of Nov. 30, 2010.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, Class C, Class R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Dec. 29, 2010, through March 29, 2012.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets which has been contractually limited to 0.50% from

4

Dec. 29, 2010, through March 29, 2012. No Class C or R shares were available during the periods shown.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Because the Fund expects to hold a concentrated portfolio of a limited number of securities, the Fund’s risk is increased because each investment has a greater effect on the Fund’s overall performance.

Diversification may not protect against market risk.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Institutional Class
Total annual operating expenses (without fee waivers)	2.54%	2.24%
Net expenses (including fee waivers, if any)	1.55%	1.30%
Type of waiver	Contractual	Contractual

5

Performance summary
Delaware Focus Global Growth Fund

Performance of a $10,000 investment
Average annual total returns from Dec. 29, 2008 (Fund’s inception), through Nov. 30, 2010

For period beginning Dec. 29, 2008, through Nov. 30, 2010	Starting value	Ending value
Delaware Focus Global Growth Fund — Class A Shares	$9,425	$16,773
MSCI World Index (gross)	$10,000	$13,974
MSCI World Index (net)	$10,000	$13,822

The chart assumes $10,000 invested in the Fund on Dec. 29, 2008, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the MSCI World Index as of Dec. 29, 2008.

The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DGGAX	246118541
Class C	DGGCX	246118533
Class R	DGGRX	246118525
Institutional Class	DGGIX	246118517

6

Disclosure of Fund expenses
For the six-month period from June 1, 2010 to November 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2010 to November 30, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Focus Global Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/10	11/30/10	Expense Ratio	6/1/10 to 11/30/10*
Actual Fund return
Class A	$1,000.00	$1,201.40	1.20%	$6.62
Institutional Class	1,000.00	1,201.40	1.20%	6.62
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Institutional Class	1,000.00	1,019.05	1.20%	6.07

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

Country and sector allocations
Delaware Focus Global Growth Fund	As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	98.76%
Australia	2.58%
Brazil	6.18%
China	2.41%
Denmark	3.20%
France	4.67%
India	1.93%
Mexico	2.53%
Netherlands	2.68%
Singapore	2.31%
Switzerland	14.01%
Taiwan	2.02%
United Kingdom	5.71%
United States	48.53%
Discount Note	1.39%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

Common Stock by Sector	Percentage of net assets
Consumer Discretionary	24.28%
Consumer Staples	2.52%
Energy	2.68%
Financials	17.54%
Healthcare	10.14%
Industrials	12.22%
Information Technology	20.90%
Materials	5.71%
Telecommunication Services	2.77%
Total	98.76%*

* Only includes common stock.

10

Statement of net assets
Delaware Focus Global Growth Fund	November 30, 2010

	Number of shares	Value (U.S. $)
Common Stock – 98.76%Δ
Australia – 2.58%
BHP Billiton ADR	2,250	$185,400
		185,400
Brazil – 6.18%
BM&F Bovespa	34,575	263,093
Natura Cosmeticos	6,750	181,364
		444,457
China – 2.41%
† Ctrip.com International ADR	3,960	173,527
		173,527
Denmark – 3.20%
Novo Nordisk Class B	2,318	230,034
		230,034
France – 4.67%
Accor	4,080	172,288
† Edenred	7,350	163,540
		335,828
India – 1.93%
Infosys Technologies ADR	2,100	138,915
		138,915
Mexico – 2.53%
Grupo Televisa ADR	7,800	181,740
		181,740
Netherlands – 2.68%
Core Laboratories	2,250	192,600
		192,600
Singapore – 2.31%
Singapore Exchange	25,500	166,403
		166,403

11

Statement of net assets
Delaware Focus Global Growth Fund

		Number of shares	Value (U.S. $)
Common Stock (continued)
Switzerland – 14.01%
	Julius Baer Group	4,483	$170,043
	Kuehne & Nagel International	1,872	240,091
	Roche Holding	960	131,642
	SGS	147	240,742
	Syngenta ADR	4,050	225,626
			1,008,144
Taiwan – 2.02%
	Taiwan Semiconductor Manufacturing ADR	13,500	145,125
			145,125
United Kingdom – 5.71%
	Compass Group	20,370	176,296
	Intertek Group	8,307	234,580
			410,876
United States – 48.53%
	Allergan	3,300	218,691
†	Apple	960	298,703
†	Crown Castle International	4,800	199,392
†	Google Class A	270	150,042
†	IntercontinentalExchange	1,875	211,313
†	Intuit	4,200	188,538
	MasterCard Class A	1,125	266,658
†	MSCI Class A	5,400	183,924
	NIKE Class B	2,025	174,413
	Perrigo	2,475	149,094
†	priceline.com	660	260,073
	QUALCOMM	4,800	224,352
	Staples	6,900	151,869
	Strayer Education	1,740	236,414
†	Teradata	4,200	172,578
	Thomson Reuters	6,035	219,882
†	Verisign	5,400	185,275
			3,491,211
Total Common Stock (cost $4,949,773)			7,104,260

12

	Principal amount (U.S. $)	Value (U.S. $)
≠Discount Note – 1.39%
Federal Home Loan Bank 0.07% 12/1/10	$100,000	$100,000
Total Discount Note (cost $100,000)		100,000

Total Value of Securities – 100.15%
(cost $5,049,773)		7,204,260
Liabilities Net of Receivables and
Other Assets – (0.15%)		(10,576)
Net Assets Applicable to 524,436
Shares Outstanding – 100.00%		$7,193,684

Net Asset Value – Delaware Focus Global Growth Fund
Class A ($2,413,097 / 175,929 Shares)		$13.72
Net Asset Value – Delaware Focus Global Growth Fund
Institutional Class ($4,780,587 / 348,507 Shares)		$13.72

Components of Net Assets at November 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$4,822,158
Undistributed net investment income		4,240
Accumulated net realized gain on investments		212,364
Net unrealized appreciation of investments and foreign currencies		2,154,922
Total net assets		$7,193,684

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 10 in “Country and sector allocations.”
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

ADR — American Depositary Receipts

13

Statement of net assets
Delaware Focus Global Growth Fund

Net Asset Value and Offering Price Per Share –
Delaware Focus Global Growth Fund
Net asset value Class A (A)	$13.72
Sales charge (5.75% of offering price) (B)	0.84
Offering price	$14.56

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware Focus Global Growth Fund	Year Ended November 30, 2010

Investment Income:
Dividends	$85,030
Foreign tax withheld	(6,666)	$78,364

Expenses:
Management fees	47,496
Reports and statements to shareholders	13,846
Audit and tax	11,136
Distribution expenses – Class A	7,406
Dividend disbursing and transfer agent fees and expenses	6,874
Pricing fees	4,677
Custodian fees	4,345
Dues and services	2,528
Accounting and administration expenses	2,215
Registration fees	2,168
Legal fees	1,265
Trustees’ fees	319
Insurance fees	226
Consulting fees	86
Trustees’ expenses	24	104,611
Less fees waived		(30,145)
Less waived distribution expenses – Class A		(7,406)
Total operating expenses		67,060
Net Investment Income		11,304

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments		212,492
Foreign currencies		(206)
Foreign currency exchange contracts		(6,745)
Net realized gain		205,541
Unrealized appreciation/depreciation of
investments and foreign currencies		920,455
Net Realized and Unrealized Gain on Investments
and Foreign Currencies		1,125,996

Net Increase in Net Assets Resulting from Operations		$1,137,300

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware Focus Global Growth Fund

	Year	12/29/08*
	Ended	to
	11/30/10	11/30/09
Increase in Net Assets from Operations:
Net investment income	$11,304	$20,932
Net realized gain on investments and foreign currencies	205,541	442,814
Unrealized appreciation/depreciation of
investments and foreign currencies	920,455	1,234,467
Net increase in net assets resulting from operations	1,137,300	1,698,213

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,410)	—
Institutional Class	(5,056)	—

Net realized gain on investments:
Class A	(234,429)	—
Institutional Class	(219,092)	—
	(463,987)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,501	1,734,088
Institutional Class	1,775,510	2,000,026

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	171,593	—
Institutional Class	224,148	—
	2,173,752	3,734,114
Cost of shares repurchased:
Class A	(485,708)	—
Institutional Class	—	(600,000)
	(485,708)	(600,000)
Increase in net assets derived from capital share transactions	1,688,044	3,134,114
Net Increase in Net Assets	2,361,357	4,832,327

Net Assets:
Beginning of year	4,832,327	—
End of year (including undistributed net investment
income of $4,240 and $10,353 respectively)	$7,193,684	$4,832,327

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware Focus Global Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income2
Net realized and unrealized gain on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all the periods shown reflects waivers by the manager and, for Class A shares, distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Class A		Institutional Class
Year	12/29/081	Year	12/29/081
Ended	to	Ended	to
11/30/10	11/30/09	11/30/10	11/30/09
$12.470	$8.500	$12.470	$8.500

0.025	0.050	0.025	0.050
2.422	3.920	2.422	3.920
2.447	3.970	2.447	3.970

(0.027)	—	(0.027)	—
(1.170)	—	(1.170)	—
(1.197)	—	(1.197)	—

$13.720	$12.470	$13.720	$12.470

21.31%	46.71%	21.31%	46.71%

$2,413	$2,498	$4,781	$2,334
1.20%	1.20%	1.20%	1.20%

2.04%	2.54%	1.74%	2.24%
0.20%	0.52%	0.20%	0.52%

(0.64% )	(0.82% )	(0.34% )	(0.52% )
30%	45%	30%	45%

19

Notes to financial statements
Delaware Focus Global Growth Fund	November 30, 2010

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Focus Global Growth Fund, Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to the Delaware Focus Global Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) if redeemed during the first two years, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of November 30, 2010, Class C and Class R had not commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

20

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for all open tax years (November 30, 2009 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which are due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable

21

Notes to financial statements
Delaware Focus Global Growth Fund

1. Significant Accounting Policies (continued)

tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2010.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. There were no earnings credits for the year ended November 30, 2010.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.20% of average daily net assets of the Fund through December 28, 2010. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. Effective, December 29, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses do not exceed 1.30% of average daily net assets of the Fund through March 31, 2012.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2010, the Fund was charged $279 for these services.

22

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to waive all distribution and service fees through December 28, 2010. Effective, December 29, 2010, DDLP has contracted to waive distribution and service fees through March 30, 2012 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2010, the Fund had receivables due from or liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$3,219
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	42
Other expenses payable to DMC and affiliates*	899

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2010, the Fund was charged $207 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2010, the Fund made purchases of $2,811,246 and sales of $1,655,403 of investment securities other than short-term investments.

At November 30, 2010, the cost of investments for federal income tax purposes was $5,049,891. At November 30, 2010, the net unrealized appreciation was $2,154,369, of which $2,239,861 related to unrealized appreciation of investments and $85,492 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

23

Notes to financial statements
Delaware Focus Global Growth Fund

3. Investments (continued)

date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities) The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Total
Common Stock	$5,178,601	$1,925,659	$7,104,260
Discount Note	—	100,000	100,000
Total	$5,178,601	$2,025,659	$7,204,260

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2011 and interim periods therein. Utilizing international far value pricing could cause transfers from

24

Level 1 investments to Level 2 investments in the hierarchy. During the fiscal year ended November 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period December 29, 2008 through November 30, 2009. The tax character of dividends and distributions paid during the year ended November 30, 2010 was as follows:

Year Ended
11/30/10
Ordinary income	$463,987

5. Components of Net Assets on a Tax Basis

As of November 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,822,158
Undistributed ordinary income	85,591
Undistributed long-term capital gain	131,131
Unrealized appreciation of investments and foreign currencies	2,154,804
Net assets	$7,193,684

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2010, the Fund recorded the following reclassifications.

Undistributed net investment income	$(6,951)
Accumulated net realized gain	6,951

25

Notes to financial statements
Delaware Focus Global Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year	12/29/08*
	Ended	to
	11/30/10	11/30/09
Shares sold:
Class A	211	200,366
Institutional Class	142,041	235,297

Shares issued upon reinvestment of dividends and distributions:
Class A	14,704	—
Institutional Class	19,207	—
	176,163	435,663
Shares repurchased:
Class A	(39,352)	—
Institutional Class	—	(48,038)
	(39,352)	(48,038)
Net increase	136,811	387,625

*Date of commencement of operations.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The new line of credit under the agreement as amended expires on November 15, 2011. The Fund had no amounts outstanding as of November 30, 2010, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

26

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at November 30, 2010.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan. Cash collateral received is generally invested in the Delaware Investments Collateral Fund No.1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always

27

Notes to financial statements
Delaware Focus Global Growth Fund

9. Securities Lending (continued)

be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/ or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of November 30, 2010.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight,

28

the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2010, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	100%
(B) Qualifying Dividend1	3%

(A) is based on a percentage of the Fund’s total distributions.
(B) is based on a percentage of the Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $14,269 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

29

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Global & International Funds
and the Shareholders of Delaware Focus Global Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Focus Global Growth Fund (one of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Fund”) at November 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights for the period December 29, 2008 (commencement of operations) through November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2011

30

Other Fund information
(Unaudited)
Delaware Focus Global Growth Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Global & International Funds (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending November 30, 2010. During the fiscal year ended November 30, 2009, E&Y’s audit report on the financial statements of the Delaware Focus Global Growth Fund (the “Fund”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Because the Fund launched on December 29, 2008, E&Y did not issue an audit report for the fiscal year ended November 30, 2008. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

31

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

32

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

34

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009 – 2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 – 2008)
(April 1995–June 2002)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

36

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

37

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

38

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

40

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

41

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Focus Global Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Focus Global Growth Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

42

Annual report Delaware Macquarie Global Infrastructure Fund November 30, 2010 International equity mutual fund
This annual report is for the information of Delaware Macquarie Global Infrastructure Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Macquarie Global Infrastructure Fund.

The figures in the annual report for Delaware Macquarie Global Infrastructure Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Macquarie Global Infrastructure Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Macquarie Global Infrastructure Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Macquarie Global Infrastructure Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Country and sector allocations	10
Statement of net assets	11
Statement of assets and liabilities	16
Statement of operations	17
Statement of changes in net assets	18
Financial highlights	20
Notes to financial statements	24
Report of independent registered
public accounting firm	34
Other Fund information	35
Board of trustees/directors and
officers addendum	36
About the organization	46

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Macquarie Global Infrastructure Fund	December 7, 2010

Performance preview (for the period ended November 30, 2010)
Delaware Macquarie Global Infrastructure Fund (Class A shares)
return since Jan. 19, 2010 (Fund’s inception)	+0.63%
S&P Global Infrastructure Index (benchmark)
return since Jan. 19, 2010	–2.41%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Macquarie Global Infrastructure Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Macquarie Capital Investment Management LLC, an affiliate of Delaware Distributors, L.P., is the Fund’s sub-adviser. The sub-adviser, subject to supervision by DMBT, is responsible for the investment management of the Fund’s assets.

For the fiscal period that began with the Fund’s inception of Class A shares on Jan. 19, 2010, and ended Nov. 30, 2010, Delaware Macquarie Global Infrastructure Fund (Class A shares) returned +0.63% at net asset value and -5.13% at maximum offer price (both returns assume reinvestment of all distributions). The Fund’s benchmark, the S&P Global Infrastructure Index, fell by 2.41% for the same period (index return is calculated gross of taxes on dividends). For the Fund’s complete annualized performance information, please see the table on page 4.

After a slow start, infrastructure stocks rebound

Performance for infrastructure securities generally trended negatively for the first several months of the Fund’s fiscal period, amid continued global economic weakness. By June 2010, however, infrastructure stocks outperformed global equities (as measured by indices such as the MSCI World Index), led by more defensive sectors of the investment universe.

Infrastructure securities posted performance that was generally in line with broader global equity markets as we moved into the third calendar quarter of 2010. Higher-quality

In a potential environment of moderate global growth, we believe infrastructure stocks may offer compelling inflation-protection characteristics. While past performance does not guarantee future returns, the higher yields and more predictable cash flows often generated by many infrastructure-related companies have historically provided some downside protection during uncertain economic periods, particularly when compared with the broader global equity markets.

1

Portfolio management review
Delaware Macquarie Global Infrastructure Fund

issues (based on measurable factors that describe each company’s health) tended to outperform riskier ones, as forecasts for prolonged economic softness prompted many investors to focus on individual company fundamentals.

Infrastructure stocks ended the Fund’s reporting period on a positive note, as many investors appeared to be increasingly drawn to the sector’s traditionally defensive characteristics, especially in light of the continued economic uncertainty and volatility that characterized the fiscal period. Investors were also generally attracted to the relatively high dividend yields generated by some infrastructure stocks.

Fund performance relative to the S&P Global Infrastructure Index

From a sector perspective, holdings in oil-and-gas-storage-and-transportation stocks delivered relatively strong performance and played a major role in the Fund’s returns for its reporting period. North American companies such as Enterprise Products Partners and Magellan Midstream Partners led performance. In our view, these companies demonstrated strong operations, stable cash flows, and reliable dividend streams.

Collectively, the Fund’s holdings in the water utility sector represented another notable contribution to performance. Regulated United Kingdom water stocks in particular were favored for their defensive qualities. Severn Trent, a British public utility, was among the sector’s top performers, posting strong results and generally exceeding market expectations.

The airport services group, fueled largely by continued growth in air traffic, posted positive performance. According to data released by the International Air Transport Association (IATA), passenger and freight traffic rose sharply in 2010, exceeding industry expectations. This translated to notable performance by airport stocks such as Flughafen Zuerich (Zurich Airport) and Aeroports de Paris. These positive performers were offset partially by Beijing Capital International Airport, which fell based largely on speculation about a reduction in the company’s aeronautical charges.

Early in the Fund’s fiscal period, holdings in several southern European stocks in the highways-and-railtracks sector suffered due to market fallout stemming from the sovereign debt crisis in Greece. As the period progressed, however, the Fund’s overweight position in this sector, together with stock performance, resulted in favorable performance versus the index. The Fund benefited from its overweighting in Intoll Group, which was taken over at a material premium. The Fund’s position in Chinese toll road operator Jiangsu Expressway also made a positive contribution, as did the underweight in Brisa-Autoestradas de Portugal. These positive performers were offset somewhat by the overweight in Atlantia in Italy, which detracted from relative performance.

In the electric utilities sector, the positive effects of the Fund’s underweight position compared with the benchmark, together with the positive effects of stock selection, contributed to relative performance. This sector’s underperformance within the Fund’s benchmark index was partly explained by large-capitalization European companies, which suffered from sluggish equity markets and emerging regulatory risk. The Fund’s underweight in Iberdrola made a notable contribution, as did the underweight in

2

Tokyo Electric Power, Asia’s largest electricity producer, which fell sharply due to a large capital raising.

The Fund was more heavily invested in the gas utilities and industrial conglomerates sectors compared with the Fund’s benchmark index, which detracted from relative performance. Chinese gas stocks underperformed broader infrastructure markets due to uncertainty about tariff increases. The Fund’s overweight position in Beijing Enterprises, for instance, detracted from the Fund’s relative performance. We remain positive on the Chinese gas sector, however. The International Energy Agency recently forecast that China’s natural gas consumption could reach 140 billion cubic meters in 2015, double the 2007 level, to become the second-largest natural gas consumer after the U.S. The Fund’s overweight in Tokyo Gas was a detractor (partly due to some contagion from Tokyo Electric Power’s capital raising), while Gas Natural was adversely affected by the ongoing sovereign credit crisis in Europe.

The Fund’s only stock in the railroads sector was Asciano, which operates railways as well as ports. The company’s stock was weak for the fiscal period as investors’ worries about global economic growth led to concerns that container volumes would be adversely affected. Despite this concern, the major container ports in Australia recorded healthy growth, with record volumes at the company’s key ports in Sydney and Melbourne. Growth in coal volumes, coupled with the company’s expansion into Queensland, also benefited the stock’s rail business.

A focus on fundamentally sound stocks across sectors

We remain generally optimistic about the long-term prospects for infrastructure investments. Significant long-term growth trends that generally support infrastructure have emerged in recent years as economies such as China, Brazil, and India invest billions in infrastructure in order to keep pace with rapid industrialization. At the same time, current indications are that developed economies are poised to overhaul old infrastructure systems in dire need of repair.

With mounting debt levels, cash-strapped governments around the world are seeking capital to finance infrastructure initiatives and improvements — which has the potential to provide attractive opportunities for private sector investors. In Great Britain, for example, the government recently sold the company that operates the high-speed rail line between London and the English Channel. It also established Infrastructure U.K., a governmental body dedicated to encouraging private sector investment in infrastructure and improving long-term planning of infrastructure-related projects. An increased focus on infrastructure spending has also taken hold in the United States. In September 2010, for instance, President Obama sought congressional approval for an infrastructure bank as part of a six-year plan to rebuild roads, rail lines, and airport runways across the country. (As of the end of the Fund’s reporting period, the President continued expressing his support to establish such a bank.)

Generally speaking, we believe the underlying fundamentals for infrastructure companies remain strong, marked by solid operations and healthy cash flow generation. With that in mind, we aim to continue seeking what we view as high-quality companies. That is, companies that we feel have strong balance sheets, robust operations, and sound management teams.

3

Performance summary
Delaware Macquarie Global Infrastructure Fund	November 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Nov. 30, 2010
Lifetime
Class A (Est. Jan. 19, 2010)
Excluding sales charge	+0.63%
Including sales charge	-5.13%
Class C (Est. Jan. 19, 2010)
Excluding sales charge	+0.04%
Including sales charge	-0.95%
Class R (Est. Jan. 19, 2010)
Excluding sales charge	+0.45%
Including sales charge	+0.45%
Institutional Class (Est. Dec. 31, 2009)
Excluding sales charge	+3.53%
Including sales charge	+3.53%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Dec. 31, 2009, through March 30, 2011.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Dec. 31, 2009, through March 30, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan and certain other expenses) from exceeding 1.20% of the Fund’s average daily net assets from March 30, 2010, through March 30, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	9.63%	10.33%	9.93%	9.33%
(without fee waivers)
Net expenses	1.45%	2.20%	1.70%	1.20%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware Macquarie Global Infrastructure Fund

Performance of a $10,000 investment
Average annual total returns from Jan. 19, 2010 (inception of the Fund’s Class A shares), through Nov. 30, 2010

For period beginning Jan. 19, 2010, through Nov. 30, 2010	Starting value	Ending value
S&P Global Infrastructure Index	$10,000	$9,759
Delaware Macquarie Global Infrastructure Fund — Class A shares	$9,425	$9,484

The chart assumes $10,000 invested in the Fund on Jan. 19, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the S&P Global Infrastructure Index as of Jan. 19, 2010.

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three diversified infrastructure clusters: transportation, utilities, and energy.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DMGAX	245914551
Class C	DMGCX	245914544
Class R	DMGRX	245914528
Institutional Class	DMGIX	245914536

6

Disclosure of Fund expenses
For the six-month period from June 1, 2010 to November 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2010 to November 30, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Macquarie Global Infrastructure Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/10	11/30/10	Expense Ratio	6/1/10 to 11/30/10*
Actual Fund return
Class A	$1,000.00	$1,170.90	1.45%	$7.89
Class C	1,000.00	1,167.60	2.20%	11.95
Class R	1,000.00	1,170.80	1.70%	9.25
Institutional Class	1,000.00	1,172.20	1.20%	6.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class C	1,000.00	1,014.04	2.20%	11.11
Class R	1,000.00	1,016.55	1.70%	8.59
Institutional Class	1,000.00	1,019.05	1.20%	6.07

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

Country and sector allocations
Delaware Macquarie Global Infrastructure Fund	As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	91.23%
Australia	9.20%
Brazil	2.19%
Canada	7.77%
China	10.35%
France	9.68%
Germany	4.81%
Italy	6.32%
Japan	4.07%
Luxembourg	1.23%
Mexico	1.04%
Netherlands	0.63%
New Zealand	0.33%
Portugal	0.36%
Republic of Korea	1.18%
Spain	3.56%
Switzerland	1.57%
United Kingdom	5.14%
United States	21.80%
U.S. Master Limited Partnership	0.97%
Discount Note	4.86%
Total Value of Securities	97.06%
Receivables and Other Assets Net of Liabilities	2.94%
Total Net Assets	100.00%

Common Stock and Limited Partnerships by Sector²	Percentage of net assets
Consumer Discretionary	1.23%
Energy	17.36%
Financials	1.57%
Industrials	39.73%
Utilities	32.31%
Total	92.20%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

10

Statement of net assets
Delaware Macquarie Global Infrastructure Fund	November 30, 2010

	Number of shares	Value (U.S. $)
Common Stock – 91.23%Δ
Australia – 9.20%
† Asciano	34,188	$52,996
MAp Group	11,265	32,792
# Spark Infrastructure Group 144A	58,680	62,690
Transurban Group	22,992	114,491
		262,969
Brazil – 2.19%
Energias do Brasil	2,000	42,682
† LLX Logistica	2,400	11,895
Ultrapar Participacoes ADR	135	7,987
		62,564
Canada – 7.77%
Enbridge	1,872	104,205
TransaCanada	3,336	117,645
		221,850
*China – 10.35%
Beijing Capital International Airport	26,200	14,301
Beijing Enterprises Holdings	8,000	50,325
† China Longyuan Power Group	25,000	23,143
China Merchants Holdings International	16,397	64,522
COSCO Pacific	8,000	12,621
Dalian Port PDA	72,000	31,535
Jiangsu Expressway	44,300	48,147
Zhejiang Expressway	54,500	51,242
		295,836
France – 9.68%
Aeroports de Paris	1,165	89,113
EDF	580	24,151
GDF Suez	2,642	87,332
Groupe Eurotunnel	2,162	18,448
Vinci	1,188	57,471
		276,515
Germany – 4.81%
E.ON	2,568	74,002
Fraport	120	7,045
Hamburger Hafen und Logistik	1,398	56,261
		137,308

11

Statement of net assets
Delaware Macquarie Global Infrastructure Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Italy – 6.32%
Atlantia	8,214	$160,765
Enel	2,484	11,671
† Enel Green Power	4,107	8,104
		180,540
Japan – 4.07%
Japan Airport Terminal	300	4,417
Kamigumi	4,460	34,392
Tokyo Electric Power	700	16,314
Tokyo Gas	14,000	61,060
		116,183
Luxembourg – 1.23%
SES FDR	1,516	35,032
		35,032
Mexico – 1.04%
Grupo Aeroportuario del Pacifico ADR	376	14,341
Grupo Aeroportuario del Sureste ADR	300	15,513
		29,854
Netherlands – 0.63%
Koninklijke Vopak	392	17,992
		17,992
New Zealand – 0.33%
Auckland International Airport	6,096	9,417
		9,417
Portugal – 0.36%
Brisa Auto-Estradas de Portugal	1,628	10,406
		10,406
Republic of Korea – 1.18%
† Korea Electric Power ADR	2,828	33,681
		33,681
Spain – 3.56%
Abertis Infraestructuras	6,395	101,575
		101,575
Switzerland – 1.57%
Flughafen Zuerich	124	44,908
		44,908

12

	Number of shares	Value (U.S. $)
Common Stock (continued)
United Kingdom – 5.14%
National Grid	12,100	$106,856
Scottish & Southern Energy	1,154	20,149
Severn Trent	881	19,817
		146,822
United States – 21.80%
American Electric Power	1,830	65,148
† Corrections Corporation of America	2,200	53,130
Dominion Resources	1,130	46,929
El Paso	2,400	32,376
Entergy	275	19,591
ITC Holdings	324	19,618
NextEra Energy	680	34,422
PG&E	2,060	96,675
Public Service Enterprise Group	490	15,107
Southern	900	33,948
Southern Union	1,286	30,362
Spectra Energy	3,740	88,899
Williams	3,800	86,678
		622,883
Total Common Stock (cost $2,548,397)		2,606,335

U.S. Master Limited Partnership – 0.97%
Enterprise Products Partners	325	13,676
Magellan Midstream Partners	250	14,000
Total U.S. Master Limited Partnership (cost $21,565)		27,676

	Principal
	amount (U.S. $)
≠Discount Note – 4.86%
Federal Home Loan Bank 0.07% 12/1/10	$139,000	139,000
Total Discount Note (cost $139,000)		139,000

13

Statement of net assets
Delaware Macquarie Global Infrastructure Fund

Total Value of Securities – 97.06%
(cost $2,708,962)	$2,773,011
Receivables and Other Assets
Net of Liabilities – 2.94%	83,898
Net Assets Applicable to 329,492
Shares Outstanding – 100.00%	$2,856,909

Net Asset Value – Delaware Macquarie Global Infrastructure Fund
Class A ($666,851 / 76,917 Shares)	$8.67
Net Asset Value – Delaware Macquarie Global Infrastructure Fund
Class C ($114,016 / 13,172 Shares)	$8.66
Net Asset Value – Delaware Macquarie Global Infrastructure Fund
Class R ($5,044 / 582 Shares)	$8.67
Net Asset Value – Delaware Macquarie Global Infrastructure Fund
Institutional Class ($2,070,998 / 238,821 Shares)	$8.67

Components of Net Assets at November 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$2,792,247
Undistributed net investment income	7,807
Accumulated net realized loss on investments	(7,685)
Net unrealized appreciation of investments and foreign currencies	64,540
Total net assets	$2,856,909

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 10 in “Country and sector allocations”.
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2010, the aggregate amount of Rule 144A securities was $62,690, which represented 2.19% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
*	Securities listed and traded on the Hong Kong Stock Exchange.
≠	The rate shown is the effective yield at the time of purchase.

14

Summary of Abbreviations:
ADR — American Depository Receipts
AUD — Australian Dollar
EUR — European Monetary Unit
FDR — Fiduciary Depositary Receipts
HKD — Hong Kong Dollar
MNB — Mellon National Bank
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Delaware Macquarie Global Infrastructure Fund
Net asset value Class A (A)	$8.67
Sales charge (5.75% of offering price) (B)	0.53
Offering price	$9.20

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

1The following foreign currency exchange contracts were outstanding at November 30, 2010:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
MNB	AUD	(33,496)	USD	32,059	12/3/10	$(29)
MNB	EUR	(2,189)	USD	2,867	12/2/10	26
MNB	EUR	(3,825)	USD	4,984	12/3/10	19
MNB	EUR	(42,600)	USD	55,816	12/29/10	520
MNB	HKD	18,994	USD	(2,445)	12/2/10	1
						$537

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Macquarie Global Infrastructure Fund	November 30, 2010

Assets:
Investments, at value	$2,634,011
Short-term investments, at value	139,000
Cash & foreign currencies	619
Receivables for securities sold	78,224
Dividends and interest receivable	6,515
Receivables for fund shares sold	200
Foreign currency contracts, at value	537
Due from manager and affiliates	72,705
Total assets	2,931,811

Liabilities:
Payables for securities purchased	48,795
Other accrued expenses	26,107
Total liabilities	74,902

Total Net Assets	$2,856,909

Investments, at cost	$2,569,962
Short-term investments, at cost	139,000
Foreign currencies, at cost	69

See accompanying notes, which are an integral part of the financial statements.

16

Statement of operations
Delaware Macquarie Global Infrastructure Fund	December 31, 2009* to November 30, 2010

Investment Income:
Dividends	$83,501
Foreign tax withheld	(6,655)	$76,846

Expenses:
Registration fees	92,577
Legal fees	60,400
Reports and statements to shareholders	31,885
Management fees	19,962
Dividend disbursing and transfer agent fees and expenses	17,396
Custodian fees	11,957
Audit and tax	11,053
Dues and services	7,370
Pricing fees	6,038
Distribution expenses – Class A	1,088
Distribution expenses – Class C	581
Distribution expenses – Class R	25
Accounting and administration expenses	879
Trustees’ fees	126
Insurance fees	61
Consulting fees	33
Trustees’ expenses	6	261,437
Less fees waived		(233,121)
Less waived distribution expenses – Class A		(182)
Less waived distribution expenses – Class R		(4)
Less expense paid indirectly		(3)
Total operating expenses		28,127
Net Investment Income		48,719

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments		(7,685)
Foreign currencies		(7,633)
Foreign currency exchange contracts		1,541
Net realized loss		(13,777)
Unrealized appreciation/depreciation of investments
and foreign currencies		64,540
Net Realized and Unrealized Gain on Investments
and Foreign Currencies		50,763

Net Increase in Net Assets Resulting from Operations		$99,482

*Date of commencement of operations for the Institutional Class. Class A, Class C, and Class R commenced operations on January 19, 2010.

See accompanying notes, which are an integral part of the financial statements.

17

Statement of changes in net assets
Delaware Macquarie Global Infrastructure Fund

12/31/09*
to
11/30/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,719
Net realized loss on investments and foreign currencies	(13,777)
Unrealized appreciation/depreciation of investments and foreign currencies	64,540
Net increase in net assets resulting from operations	99,482

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,212)
Class C	(724)
Class R	(51)
Institutional Class	(27,833)
(34,820)

Capital Share Transactions:
Proceeds from shares sold:
Class A	816,198
Class C	107,355
Class R	5,020
Institutional Class	2,000,020

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,038
Class C	724
Class R	51
Institutional Class	27,833
2,963,239

Cost of shares repurchased:
Class A	(168,354)
Class C	(2,638)
(170,992)
Increase in net assets derived from capital share transactions	2,792,247
Net Increase in Net Assets	2,856,909

Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $7,807)	$2,856,909

*Date of commencement of operations for the Institutional Class. Class A, Class C, and Class R commenced operations on January 19, 2010.

See accompanying notes, which are an integral part of the financial statements.

18

Financial highlights
Delaware Macquarie Global Infrastructure Fund Class A

Selected data for each share of the Fund outstanding throughout the period was as follows:

1/19/101
to
11/30/10
Net asset value, beginning of period	$8.730

Income (loss) from investment operations:
Net investment income2	0.155
Net realized and unrealized loss on investments and foreign currencies	(0.111)
Total from investment operations	0.044

Less dividends and distributions from:
Net investment income	(0.104)
Total dividends and distributions	(0.104)

Net asset value, end of period	$8.670

Total return3	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$667
Ratio of expenses to average net assets	1.45%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	12.24%
Ratio of net investment income to average net assets	2.15%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(8.64%	)
Portfolio turnover	87%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the period December 31, 2009 through November 30, 2010.

See accompanying notes, which are an integral part of the financial statements.

20

Delaware Macquarie Global Infrastructure Fund Class C

Selected data for each share of the Fund outstanding throughout the period was as follows:

1/19/101
to
11/30/10
Net asset value, beginning of period	$8.730

Income (loss) from investment operations:
Net investment income2	0.102
Net realized and unrealized loss on investments and foreign currencies	(0.106)
Total from investment operations	(0.004)

Less dividends and distributions from:
Net investment income	(0.066)
Total dividends and distributions	(0.066)

Net asset value, end of period	$8.660

Total return3	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$114
Ratio of expenses to average net assets	2.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	12.94%
Ratio of net investment income to average net assets	1.40%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(9.34%	)
Portfolio turnover	87%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Portfolio turnover is representative of the Fund for the period December 31, 2009 through November 30, 2010.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Macquarie Global Infrastructure Fund Class R

Selected data for each share of the Fund outstanding throughout the period was as follows:

1/19/101
to
11/30/10
Net asset value, beginning of period	$8.730

Income (loss) from investment operations:
Net investment income2	0.137
Net realized and unrealized loss on investments and foreign currencies	(0.108)
Total from investment operations	0.029

Less dividends and distributions from:
Net investment income	(0.089)
Total dividends and distributions	(0.089)

Net asset value, end of period	$8.670

Total return3	0.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5
Ratio of expenses to average net assets	1.70%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	12.54%
Ratio of net investment income to average net assets	1.90%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(8.94%	)
Portfolio turnover	87%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the period December 31, 2009 through November 30, 2010.

See accompanying notes, which are an integral part of the financial statements.

22

Delaware Macquarie Global Infrastructure Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period was as follows:

12/31/091
to
11/30/10
Net asset value, beginning of period	$8.500

Income from investment operations:
Net investment income2	0.170
Net realized and unrealized gain on investments and foreign currencies	0.118
Total from investment operations	0.288

Less dividends and distributions from:
Net investment income	(0.118)
Total dividends and distributions	(0.118)

Net asset value, end of period	$8.670

Total return3	3.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,071
Ratio of expenses to average net assets	1.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	11.66%
Ratio of net investment income to average net assets	2.23%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(8.23% )
Portfolio turnover	87%

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

23

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund	November 30, 2010

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund, Delaware Focus Global Growth Fund and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to Delaware Macquarie Global Infrastructure Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

24

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year November 30, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable

25

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

1. Significant Accounting Policies (continued)

tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period December 31, 2009 through November 30, 2010.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the period December 31, 2009 through November 30, 2010, the Fund earned $3 under this agreement.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.90% on the first $500 million of average daily net assets of the Fund, 0.85% on the next $500 million, 0.80% on the next $1.5 billion and 0.75% on average daily net assets in excess of $2.5 billion.

DMC, on behalf of the Fund, has entered into an investment sub-advisory agreement with Macquarie Capital Investment Management LLC (MCIM), which is an affiliate of DMC. Both DMC and MCIM are wholly owned subsidiaries of Macquarie. For its sub-advisory services, MCIM receives an asset-based fee from DMC. Such sub-advisory fee is paid by DMC, and not from the assets of the Fund.

Effective March 30, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, and certain other expenses) do not exceed 1.20% of average daily net assets of the Fund through March 30, 2011. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. Prior to March 30, 2010, the expense limitation was voluntary. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the

26

following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the period December 31, 2009 through November 30, 2010, the Fund was charged $111 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through March 30, 2011 to no more than 0.25% and 0.50%, respectively, of each Classes’ average daily net assets.

At November 30, 2010, the Fund had receivables due from or liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement	$74,344
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	(97)
Distribution fees payable to DDLP	(218)
Other expenses payable to DMC and affiliates*	(1,324)

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the period December 31, 2009 through November 30, 2010, the Fund was charged $95 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the period January 19, 2010 through November 30, 2010, DDLP earned $890 for commissions on sales of the Fund’s Class A shares. For the period January 19, 2010 to November 30, 2010, DDLP received gross CDSC commissions of $0 and $25 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

27

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

3. Investments

For the period December 31, 2009 through November 30, 2010, the Fund made purchases of $ 4,633,119 and sales of $2,039,140 of investment securities other than short-term investments.

At November 30, 2010, the cost of investments for federal income tax purposes was $2,736,546. At November 30, 2010, net unrealized appreciation was $36,465, of which $173,430 related to unrealized appreciation of investments and $136,965 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Total
Common Stock	$970,834	$1,635,501	$2,606,335
U.S. Master Limited Partnership	27,676	—	27,676
Discount Note	—	139,000	139,000
Total	$998,510	$1,774,501	$2,773,011

Foreign Currency Exchange Contracts	$—	$537	$537

28

There were no Level 3 securities at the end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2011 and interim periods therein. Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended November 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period December 31, 2009 through November 30, 2010 was as follows:

12/31/09*
to
11/30/10
Ordinary income	$34,820

*Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of November 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,792,247
Undistributed ordinary income	28,242
Unrealized appreciation of investments and foreign currencies	36,420
Net assets	$2,856,909

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period December 31, 2009 through November 30, 2010, the Fund recorded the following reclassifications:

Undistributed net investment income	$(6,092)
Accumulated net realized loss	6,092

29

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

6. Capital Shares

Transactions in capital shares were as follows:

12/31/09*
to
11/30/10
Shares sold:
Class A	96,703
Class C	13,370
Class R	575
Institutional Class	235,296

Shares issued upon reinvestment of dividends and distributions:
Class A	770
Class C	93
Class R	7
Institutional Class	3,525
350,339

Shares repurchased:
Class A	(20,556)
Class C	(291)
(20,847)
Net increase	329,492

*Date of commencement of operations for the Institutional Class. Class A, Class C, and Class R commenced operations on January 19, 2010.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The new line of credit under the agreement as amended expires on November 15, 2011. The Fund had no amounts outstanding as of November 30, 2010 or at any time during the period then ended.

30

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and

31

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

9. Securities Lending (continued)

other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of November 30, 2010.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

32

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2010, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2010, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100%
(B) Qualifying Dividends1	25%

(A) is based on a percentage of the Fund’s total distributions.
(B) is based on a percentage of the Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the $16,760 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

The Fund intends to pass through foreign tax credits in the maximum amount of $4,948. The gross foreign source income earned during the fiscal year 2010 by the Fund was $63,937.

33

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Global & International Funds
and the Shareholders of Delaware Macquarie Global Infrastructure Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Macquarie Global Infrastructure Fund (one of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Fund”) at November 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2009 (commencement of operations) through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2011

34

Other Fund information
(Unaudited)
Delaware Macquarie Global Infrastructure Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Global & International Funds (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending November 30, 2010. During the fiscal years ended November 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

36

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

37

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

38

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009 – 2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 – 2008)
(April 1995–June 2002)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

40

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

42

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

44

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

45

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Macquarie Global Infrastructure Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Macquarie Global Infrastructure Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

46

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $94,300 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,414 for the fiscal year ended November 30, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,250 for the fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $238,286 for the registrant’s fiscal years ended November 30, 2010 and November 30, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Global & International Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 28, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 28, 2011

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 28, 2011